UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23894
Exact name of registrant as specified in charter:	PGIM Credit Income Fund
Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102
Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102
Registrant’s telephone number, including area code:	800-225-1852
Date of fiscal year end:	12/31/2025
Date of reporting period:	12/31/2025

Item 1 – Reports to Stockholders

(a) Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM CREDIT INCOME FUND

ANNUAL REPORT

DECEMBER 31, 2025

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds and certain closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM Limited acts as a subadviser to all fixed income funds. PGIM Limited is an indirect, wholly-owned subsidiary of PGIM, Inc. PIMS and PGIM are Prudential Financial companies. ©2025 Prudential Financial, Inc. and its related entities. PGIM, PGIM Investments, PGIM Fixed Income, PGIM Private Capital, PGIM Limited, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Credit Income Fund informative and useful. The report covers performance for the 12-month period that ended December 31, 2025.

Financial markets rallied and the global economy remained resilient throughout the period as inflation continued to cool and recession fears eased. Consumer spending remained a key source of economic growth, and home prices climbed modestly, although the labor market softened compared with the prior year.

With inflation restrained, the US Federal Reserve (Fed) further reduced the federal funds interest rate, implementing three 25-basis-point cuts late in the year. Despite concerns over high valuations, investor enthusiasm for AI-related stocks led equities markets to record highs during the period. US equities recorded solid gains, while international markets posted even stronger advances. In the US, real estate was the weakest-performing sector due to its heightened sensitivity to persistently elevated long-term interest rates. Consumer staples, energy, and consumer discretionary stocks also lagged, while communications services and information technology stocks outperformed.

Bond markets faced a mixed environment during the period as fixed income investors navigated shifting expectations for rate cuts and moderating inflation. US and global investment-grade bonds generated modest returns, while emerging market debt benefited from improving risk sentiment. High yield corporate bonds outperformed, supported by resilient economic growth and stable credit fundamentals.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering a broad spectrum of asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 16th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Credit Income Fund

February 16, 2026

PGIM Credit Income Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/us/en/intermediary/investment-capabilities/products/alternatives/ pgim-credit-income-fund or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/25

	One Year (%)	Since Inception (%)

Class A

(with sales charges)	3.33	7.68 (12/11/2023)

(without sales charges)	5.98	9.01 (12/11/2023)

Class C

(with sales charges)	5.08	8.60 (12/11/2023)

(without sales charges)	6.04	8.60 (12/11/2023)

Class Z

(without sales charges)	7.07	9.69 (12/11/2023)

ICE BofA US 3-Month Treasury Bill Index

	4.18	4.75

Bloomberg 1-5 Year US Credit Index

	6.74	6.40

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. Total returns are based on changes in net asset value. Net asset value total return assumes the reinvestment of all distributions, including returns of capital, if any.

Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date. All returns exclude the impact of redemption fees on shares purchased and held less than 12 months.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofA US 3-Month Treasury Bill Index and Bloomberg 1-5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (December 11, 2023) and the account values at the end of the current fiscal year (December 31, 2025) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the table provided earlier, performance for other share classes will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns in the table and the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

PGIM Credit Income Fund 5

Your Fund’s Performance (continued)

The Fund’s applicable sales charges, redemption fees, and distribution and service fees are described for each share class in the table below.

	Class A	Class C	Class Z

Maximum initial sales charge	2.50%	None	None

Contingent deferred sales charge (CDSC)	1.50% on shares purchased without a sales charge if the shares are repurchased during the first 12 months after purchase	1.00% on shares repurchased during the first 12 months after purchase	None

Redemption fee	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.75%	1.00%	None

Benchmark Definitions

ICE BofA US 3-Month Treasury Bill Index—The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Bloomberg 1-5 Year US Credit Index—The Bloomberg 1-5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes that may be paid by an investor.

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Strategy and Performance Overview* (unaudited)

How did the Fund perform?

•

The PGIM Credit Income Fund’s Class Z shares returned 7.07% based on net asset value during the 12-month period ended December 31, 2025, outperforming the 4.18% return of the ICE BofA US 3-Month Treasury Bill Index.

What were the market conditions?

•

During the reporting period, the ongoing global economic expansion, characterized by moderate growth and inflation, kept yields generally high and rangebound. Due to softening labor conditions, the US Federal Reserve (Fed) cut rates by 25 basis points in September, October, and December, leading to a bull steepening along the US Treasury curve and underscoring the prevailing low volatility, rangebound environment. Against this backdrop, the bull market rolled on with broad fixed income market benchmarks posting solid returns.

•

US high yield bonds reported positive total and excess returns over the period, as spreads compressed to near-historic tights due to supportive fundamentals, light net new supply, and stable economic growth.

•	US bank loans also made gains amid a lack of net new supply, ongoing collateralized loan obligation (CLO) demand, inflows into bank loan funds, and high all-in coupons.

•

High-quality securitized credit posted positive returns over the period, although credit spreads were mixed. Spreads on high-quality commercial mortgage-backed securities (CMBS) tightened as valuations stabilized. Spreads on high-quality CLOs also tightened as the sector continued to exhibit good fundamentals and offer attractive relative value.

•

Within emerging-markets (EM) debt, EM hard currency sovereigns, corporates, local rates, and currencies all posted positive total returns due to a combination of factors, such as resilient EM growth and trade dynamics, healthy global liquidity, and developed-markets (DM)/EM rate cuts.

What worked?

•

Overall security selection contributed to the Fund’s performance over the reporting period, with selection in US high-yield corporates, British pound sterling (GBP) bank loans, European bank loans, and non-agency CMBS AA-and-below were among the largest contributors.

•	While overall sector allocation detracted from performance, overweights to the EM high yield, European high-yield corporate, non-agency CMBS AA and below sectors contributed the most to performance.

•	Within credit, positioning in technology, media & entertainment, retailers & restaurants, and cable & satellite contributed the most to performance.

•	From a market perspective, having more risk in the portfolio, on average, than the Index over the period contributed to performance.

PGIM Credit Income Fund 7

Strategy and Performance Overview* (continued)

What didn’t work?

•	While security selection contributed to performance, selection in European high-yield corporates, GBP high-yield corporates, US bank loans, and EM high-yield bonds detracted from performance.

•	Overall sector allocation detracted, with overweights to the CLO BBB, US bank loan, US high-yield corporates, and European bank loan sectors detracting from performance the most.

•	Within credit, positioning in automotives, chemicals, telecom, and midstream energy detracted the most from performance.

•

In aggregate, the Fund’s duration and tactical yield curve positioning detracted from performance, as US Treasury yields declined and the curve steepened. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

•

The Fund used total return swaps (TRS), credit default swaps (CDS), foreign exchange (FX) forwards, and futures to hedge credit risk and help manage the overall beta of the portfolio. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market index.) Positions in CDS swaps contributed to performance, while positions in TRS, financial futures, and FX detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

•

The Fund’s use of leverage contributed negatively to NAV performance, as the cost of such agreements exceeded the estimated additional return from the use of leverage. As of December 31, 2025, the Fund had $29.3 million outstanding in reverse repurchase agreements, which represented 20.9% of leverage on total assets. During the reporting period, the average amount of reverse repurchase agreements outstanding was $32.6 million.

Current outlook

•

Two prevailing themes from late 2025—renewed divergence across global monetary policy rates and the repricing of term premia—will likely remain at play across developed-markets rate complexes in 2026 underway. PGIM believes curve steepening trends will remain intact across DM yield curves as participants continue to adjust term premia expectations.

•

The potential end to easing cycles for certain central banks has raised the question of the Fed’s proximity to its terminal rate. The Fed, torn between the conflicting signals of its dual mandate, will likely chart a patient path to the estimated neutral range of monetary policy (i.e., 3.0–3.25%) in 2026. The combined prospect of a more dovish Federal Open Market Committee and further fiscal expansion point to PGIM’s key risk scenario of“ overheating,” where accelerating growth lifts inflation above 3.5%.

•	While geopolitical risks and uncertainty persist in 2026, PGIM’s base case is more of the same: high and rangebound yields look set to persist, allowing this slow-go bull

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market to continue, where returns accrue not by a quick drop in yields and rise in prices, but rather thanks to the ongoing earning of yield itself. Moreover, in continuing to monitor and evaluate the investment backdrop, PGIM relies on fundamental research to discern the signal from the noise to (1) find relative value opportunities and (2) add value during periods of market dislocations.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Credit Income Fund 9

Schedule of Investments

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 124.1%

ASSET-BACKED SECURITIES 17.9%

Automobiles 0.2%

Huntington Bank Auto Credit-Linked Notes,
Series 2024-01, Class D, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	9.168%(c)	05/20/32		176	$180,527

Collateralized Loan Obligations 14.7%

Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-16A, Class D, 144A, 3 Month SOFR + 3.962% (Cap N/A, Floor 3.700%)	7.846(c)	01/20/34		1,100	1,085,502
Barings Euro CLO DAC (Ireland),
Series 2024-01A, Class D, 144A, 3 Month EURIBOR + 4.500% (Cap N/A, Floor 4.500%)	6.504(c)	07/20/37	EUR	1,000	1,177,355
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2024-03A, Class D, 144A, 3 Month SOFR + 4.150% (Cap N/A, Floor 4.150%)	8.034(c)	04/20/37		1,000	1,004,996
CQS US CLO Ltd. (United Kingdom),
Series 2023-03A, Class D, 144A, 3 Month SOFR + 4.200% (Cap N/A, Floor 4.200%)	8.058(c)	01/25/37		1,500	1,519,659
Elevation CLO Ltd. (Cayman Islands),
Series 2021-12A, Class D2R, 144A, 3 Month SOFR + 5.360% (Cap N/A, Floor 5.360%)	9.244(c)	04/20/37		1,000	1,001,917
Hayfin Emerald CLO DAC (Ireland),
Series 05A, Class DR, 144A, 3 Month EURIBOR + 4.160% (Cap N/A, Floor 4.160%)	6.224(c)	11/17/37	EUR	1,000	1,176,882
KKR CLO Ltd. (United Kingdom),
Series 2022-43A, Class DR, 144A, 3 Month SOFR + 4.950% (Cap N/A, Floor 4.950%)	8.855(c)	01/15/36		1,000	1,001,847
Monument CLO DAC (Ireland),
Series 01A, Class D, 144A, 3 Month EURIBOR + 4.350% (Cap N/A, Floor 4.350%)	6.414(c)	05/15/37	EUR	1,500	1,769,712
Nassau Euro CLO DAC (Ireland),
Series 04A, Class D, 144A, 3 Month EURIBOR + 3.950% (Cap N/A, Floor 3.950%)	5.954(c)	07/20/38	EUR	1,000	1,175,971
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class DRR, 144A, 3 Month SOFR + 4.950% (Cap N/A, Floor 4.950%)	8.656(c)	09/16/31		950	952,305
OFSI BSL CLO Ltd. (Cayman Islands),
Series 2024-13A, Class D1, 144A, 3 Month SOFR + 4.500% (Cap N/A, Floor 4.500%)	8.384(c)	04/20/37		1,000	1,006,260
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class D1RR, 144A, 3 Month SOFR + 3.710% (Cap N/A, Floor 3.710%)	7.510(c)	03/31/38		1,000	1,000,216

See Notes to Financial Statements.

PGIM Credit Income Fund 11

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Silver Rock CLO (Cayman Islands),
Series 2023-03A, Class D, 144A, 3 Month SOFR + 5.050% (Cap N/A, Floor 5.050%)	8.934%(c)	01/20/36	1,000	$1,001,034

Z Capital Credit Partners BSL CLO Ltd. (Cayman Islands),
Series 2024-01A, Class C, 144A, 3 Month SOFR + 3.650% (Cap N/A, Floor 3.650%)	7.544(c)	04/16/36	1,500	1,509,978

				16,383,634

Consumer Loans 0.8%

Affirm Asset Securitization Trust,
Series 2024-A, Class 1E, 144A	9.170	02/15/29	850	852,378

Credit Cards 0.9%

Genesis Sales Finance Master Trust,
Series 2024-B, Class B, 144A	6.260	12/20/32	1,000	1,013,357

Equipment 0.4%

MetroNet Infrastructure Issuer LLC,
Series 2025-02A, Class C, 144A	7.830	08/20/55	500	513,848

Other 0.9%

Branford, 3 Month SOFR + 2.400%^	6.072(c)	06/25/31	1,000	1,000,000

TOTAL ASSET-BACKED SECURITIES (cost $19,294,043)				19,943,744

COMMERCIAL MORTGAGE-BACKED SECURITIES 17.0%
ARES Trust,
Series 2025-IND03, Class D, 144A, 1 Month SOFR + 2.550% (Cap N/A, Floor 2.550%)	6.300(c)	04/15/42	450	450,840
Benchmark Mortgage Trust,
Series 2024-V05, Class XD, IO, 144A	2.972(cc)	01/10/57	8,000	629,637
Series 2024-V06, Class XD, IO	3.260(cc)	03/15/57	6,000	545,581
BFLD Mortgage Trust,
Series 2024-VICT, Class B, 144A, 1 Month SOFR + 2.589% (Cap N/A, Floor 2.589%)	6.339(c)	07/15/41	700	698,252
Series 2024-WRHS, Class E, 144A, 1 Month SOFR + 3.689% (Cap N/A, Floor 3.689%)	7.439(c)	07/15/39	927	928,730
BMO Mortgage Trust,
Series 2024-05C3, Class XD, IO, 144A	2.859(cc)	02/15/57	7,250	561,572

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BMO Mortgage Trust, (cont’d.)
Series 2024-05C5, Class XD, IO, 144A	2.478%(cc)	02/15/57		3,975	$297,587
BPR Trust,
Series 2021-TY, Class D, 144A, 1 Month SOFR + 2.464% (Cap N/A, Floor 2.350%)	6.215(c)	09/15/38		1,000	998,785
BX Commercial Mortgage Trust,
Series 2024-AIRC, Class D, 144A, 1 Month SOFR + 3.089% (Cap N/A, Floor 3.089%)	6.839(c)	08/15/41		936	938,523
Series 2025-BCAT, Class E, 144A, 1 Month SOFR + 3.500% (Cap N/A, Floor 3.500%)	7.250(c)	08/15/42		958	956,375
Series 2025-JDI, Class E, 144A, 1 Month SOFR + 3.400% (Cap N/A, Floor 3.400%)	7.150(c)	11/15/42		1,000	1,002,481
Series 2025-SPOT, Class D, 144A, 1 Month SOFR + 2.492% (Cap N/A, Floor 2.492%)	6.242(c)	04/15/40		453	454,454
Series 2025-SPOT, Class E, 144A, 1 Month SOFR + 3.690% (Cap N/A, Floor 3.690%)	7.440(c)	04/15/40		453	455,586
BX Trust,
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)	6.450(c)	01/15/39		750	749,073
Series 2025-DIME, Class E, 144A, 1 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	6.750(c)	02/15/35		1,000	995,629
Series 2025-ROIC, Class E, 144A, 1 Month SOFR + 2.941% (Cap N/A, Floor 2.941%)	6.691(c)	03/15/30		747	743,363
Series 2025-TAIL, Class E, 144A, 1 Month SOFR + 3.300% (Cap N/A, Floor 3.300%)	7.050(c)	06/15/35		940	939,368
GS Mortgage Securities Corp. Trust,
Series 2025-800D, Class A, 144A, 1 Month SOFR + 2.650% (Cap N/A, Floor 2.650%)	6.384(c)	11/25/41		205	205,274
NYC Commercial Mortgage Trust,
Series 2025-03BP, Class E, 144A, 1 Month SOFR + 3.540% (Cap N/A, Floor 3.540%)	7.290(c)	02/15/42		1,000	1,003,757
ONE Mortgage Trust,
Series 2021-PARK, Class D, 144A, 1 Month SOFR + 1.614% (Cap N/A, Floor 1.500%)	5.364(c)	03/15/36		1,000	996,765
ROCK Trust,
Series 2024-CNTR, Class E, 144A	8.819	11/13/41		1,000	1,064,079
Taurus DAC (United Kingdom),
Series 2025-UK03A, Class E, 144A, SONIA + 3.800% (Cap N/A, Floor 0.000%)	7.731(c)	07/20/35	GBP	750	1,013,423
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class C, 144A, 1 Month SOFR + 2.514% (Cap N/A, Floor 2.400%)	6.265(c)	05/15/31		1,300	1,297,821

See Notes to Financial Statements.

PGIM Credit Income Fund 13

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
WHARF Commercial Mortgage Trust,
Series 2025-DC, Class E, 144A	7.724%(cc)	07/15/40		1,000	$1,021,857

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $19,248,337)					18,948,812

CORPORATE BONDS 39.7%

Airlines 0.2%

United Airlines, Inc.,
Sr. Sec’d. Notes, 144A(v)	4.375	04/15/26		200	199,886

Apparel 0.8%

Wolverine World Wide, Inc.,
Gtd. Notes, 144A(v)	4.000	08/15/29		975	901,119

Auto Parts & Equipment 0.8%

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(v)	8.000	11/17/28		875	878,813

Banks 2.7%

Citigroup, Inc.,
Jr. Sub. Notes, Series CC(v)	7.125(ff)	08/15/29(oo)		470	484,626
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U(v)	3.650(ff)	08/10/26(oo)		1,000	985,312
Royal Bank of Canada (Canada),
Jr. Sub. Notes	6.500(ff)	11/24/85		750	745,176
Toronto-Dominion Bank (The) (Canada),
Jr. Sub. Notes	7.250(ff)	07/31/84		785	824,250

					3,039,364

Building Materials 0.1%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28		175	136,508

Chemicals 2.8%

Ashland, Inc.,
Sr. Unsec’d. Notes, 144A(v)	3.375	09/01/31		300	273,744
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes	8.500	01/12/31		400	154,750
Gtd. Notes, 144A	8.500	01/12/31		200	77,375
Herens Midco Sarl (Luxembourg),
Gtd. Notes	5.250	05/15/29	EUR	710	458,131

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Monitchem HoldCo 3 SA (Luxembourg),
Sr. Sec’d. Notes(v)	8.750%	05/01/28	EUR	1,445	$1,656,831
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A(v)	6.750	05/02/34		260	280,397
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A(v)	6.800	05/13/30		200	197,200

					3,098,428

Coal 0.4%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A(v)	9.250	10/01/29		550	499,999

Commercial Services 0.1%

Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	9.000	06/01/29		40	36,175
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29		85	87,308

					123,483

Computers 0.5%

McAfee Corp.,
Sr. Unsec’d. Notes, 144A(v)	7.375	02/15/30		575	501,838

Diversified Financial Services 0.4%

OneMain Finance Corp.,
Gtd. Notes	6.625	05/15/29		150	155,352
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(v)	5.750	09/15/31		250	251,234

					406,586

Electric 4.8%

Calpine Corp.,
Sr. Unsec’d. Notes, 144A(v)	4.625	02/01/29		575	574,546
Eskom Holdings (South Africa),
Sr. Unsec’d. Notes, MTN	8.450	08/10/28		404	433,544
NRG Energy, Inc.,
Jr. Sub. Notes, 144A(v)	10.250(ff)	03/15/28(oo)		1,800	1,960,621

See Notes to Financial Statements.

PGIM Credit Income Fund 15

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

PG&E Corp.,
Jr. Sub. Notes	7.375%(ff)	03/15/55		50	$52,078
Vistra Corp.,
Jr. Sub. Notes, 144A(v)	7.000(ff)	12/15/26(oo)		2,300	2,331,467

					5,352,256

Engineering & Construction 0.8%

Autopistas del Sol SA (Costa Rica),
Sr. Sec’d. Notes	7.375	12/30/30		231	230,386
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		400	352,375
Sr. Sec’d. Notes, 144A(v)	5.500	07/31/47		300	264,281

					847,042

Entertainment 2.2%

Caesars Entertainment, Inc.,
Gtd. Notes, 144A(v)	4.625	10/15/29		1,100	1,055,880
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29		75	73,443
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(v)	5.625	01/15/27		200	199,722
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A(v)	6.625	03/01/30		500	444,261
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(v)	5.125	10/01/29		675	678,832

					2,452,138

Foods 0.7%

B&G Foods, Inc.,
Gtd. Notes(v)	5.250	09/15/27		225	220,004
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.000	07/01/31	EUR	296	337,858
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A(v)	4.125	01/31/30		200	193,372

					751,234

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Forest Products & Paper 0.2%

LD Celulose International GmbH (Brazil),
Sr. Sec’d. Notes, 144A(v)	7.950%	01/26/32	200	$209,750

Healthcare-Services 0.8%

DaVita, Inc.,
Gtd. Notes, 144A(v)	3.750	02/15/31	975	900,174

Holding Companies-Diversified 1.2%

Clue Opco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	1,263	1,333,663

Home Builders 0.3%

Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250	09/15/27	100	99,888
Sr. Unsec’d. Notes, 144A(v)	5.000	06/15/29	300	289,236

				389,124

Household Products/Wares 0.1%

Kronos Acquisition Holdings, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	300	133,500

Housewares 0.3%

Newell Brands, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	85	89,036
Scotts Miracle-Gro Co. (The),
Gtd. Notes(v)	4.375	02/01/32	250	234,609

				323,645

Internet 1.5%

Beignet Investor LLC,
Sr. Sec’d. Notes, 144A(v)	6.581	05/30/49	1,599	1,692,808

Iron/Steel 0.6%

Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	85	90,120
Commercial Metals Co.,
Sr. Unsec’d. Notes, 144A	5.750	11/15/33	15	15,341
Sr. Unsec’d. Notes, 144A	6.000	12/15/35	15	15,379

See Notes to Financial Statements.

PGIM Credit Income Fund 17

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Iron/Steel (cont’d.)

Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A(v)	9.250%	10/01/28		500	$525,040

					645,880

Leisure Time 0.2%

Carnival Corp.,
Gtd. Notes, 144A(v)	5.750	03/15/30		225	230,978

Lodging 1.3%

MGM Resorts International,
Gtd. Notes(v)	4.750	10/15/28		1,075	1,072,076
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(v)	5.625	08/26/28		425	424,159

					1,496,235

Machinery-Diversified 0.6%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A(v)	7.500	01/01/30		225	234,767
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(v)	11.500	09/01/28		400	425,558

					660,325

Media 3.1%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(v)	4.250	02/01/31		548	503,589
DISH DBS Corp.,
Gtd. Notes(x)	5.125	06/01/29		25	22,216
Gtd. Notes(x)	7.375	07/01/28		25	24,125
Gtd. Notes(x)	7.750	07/01/26		225	222,202
DISH Network Corp.,
Sr. Sec’d. Notes, 144A(x)	11.750	11/15/27		1,525	1,586,928
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes(v)	4.250	01/15/30	GBP	875	1,080,771

					3,439,831

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mining 1.3%

First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	7.250%	02/15/34		405	$425,635
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A(v)	6.125	04/01/29		1,050	1,062,978

					1,488,613

Oil & Gas 3.5%

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27		75	95,313
Expand Energy Corp.,
Gtd. Notes(v)	4.750	02/01/32		850	839,654
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(v)	8.375	11/01/33		975	994,313
New Generation Gas Gathering LLC,
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	9.590(c)	09/30/29		230	226,284
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	9.590(c)	09/30/29		276	271,540
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	9.590(c)	09/30/29		230	226,283
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	9.590(c)	09/30/29		69	67,884
Petroleos Mexicanos (Mexico),
Gtd. Notes, MTN	8.750	06/02/29		300	321,633
Preem AB (Sweden),
Sr. Unsec’d. Notes(v)	12.000	06/30/27	EUR	656	795,023

					3,837,927

Pharmaceuticals 0.9%

Bausch Health Cos., Inc. (Canada),
Sr. Sec’d. Notes, 144A	4.875	06/01/28		300	267,750
Grifols SA (Spain),
Sr. Sec’d. Notes, 144A(v)	7.125	05/01/30	EUR	580	715,530

					983,280

Pipelines 0.3%

Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A(v)	9.000(ff)	09/30/29(oo)		410	323,972

See Notes to Financial Statements.

PGIM Credit Income Fund 19

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate 0.5%

Howard Hughes Corp. (The),
Gtd. Notes, 144A(v)	4.125%	02/01/29		575	$558,242

Real Estate Investment Trusts (REITs) 0.6%

CFE Fibra E (Mexico),
Sr. Unsec’d. Notes, 144A	5.875	09/23/40		198	197,398
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(v)	3.500	03/15/31		225	163,618
Gtd. Notes	5.000	10/15/27		100	96,541
Sr. Sec’d. Notes, 144A	8.500	02/15/32		25	26,714
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	6.500	04/01/32		190	197,119

					681,390

Retail 3.3%

Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29		75	64,292
Brinker International, Inc.,
Gtd. Notes, 144A(v)	8.250	07/15/30		825	874,046
Carvana Co.,
Sr. Sec’d. Notes, 144A(v)	9.000	06/01/30		275	288,253
EG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes(v)	11.000	11/30/28	EUR	1,085	1,376,755
Sr. Sec’d. Notes, 144A(v)	11.000	11/30/28	EUR	625	793,348
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A(v)	4.625	01/15/29		325	315,751

					3,712,445

Software 0.2%

CoreWeave, Inc.,
Gtd. Notes, 144A	9.250	06/01/30		200	186,023

Telecommunications 1.3%

Colombia Telecomunicaciones SA ESP (Colombia),
Sr. Unsec’d. Notes	4.950	07/17/30		250	227,448
Digicel International Finance Ltd./DIFL US LLC (Jamaica),
Sr. Sec’d. Notes, 144A(x)	8.625	08/01/32		200	207,626
EchoStar Corp.,
Sr. Sec’d. Notes(v)(x)	10.750	11/30/29		250	276,126

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Frontier Communications Holdings LLC,
Sec’d. Notes, 144A	6.750%	05/01/29		200	$201,554
Lorca Telecom Bondco SA (Spain),
Sr. Sec’d. Notes, 144A	5.750	04/30/29	EUR	100	121,967
TalkTalk Telecom Group Ltd. (United Kingdom),
Sec’d. Notes, 144A, Cash coupon 11.750% or PIK 11.750%^	11.750	03/01/28(d)	GBP	425	1
Total Play Telecomunicaciones SA de CV (Mexico),
Sr. Sec’d. Notes	11.125	12/31/32		400	382,720
Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31		70	73,470

					1,490,912

Transportation 0.3%

Star Leasing Co. LLC,
Sec’d. Notes, 144A(v)	7.625	02/15/30		325	302,718

TOTAL CORPORATE BONDS (cost $43,183,337)					44,210,129

FLOATING RATE AND OTHER LOANS 39.8%

Advertising 0.1%

Summer BC Holdco B Sarl (Luxembourg),
Extended Facility B, 3 Month SOFR + 5.260%	8.932(c)	02/15/29		174	161,303

Aerospace & Defense 0.4%

Azorra Soar Finance Ltd. (Cayman Islands),
New Loan, 3 Month SOFR + 2.750%	6.473(c)	10/18/29		247	247,906
Pac Dac LLC,
Initial Term Loan, 3 Month SOFR + 3.250%	7.108(c)	10/28/30		200	197,876

					445,782

Agriculture 0.5%

Alltech, Inc.,
Term B-2 Loan, 1 Month SOFR + 4.364%	8.081(c)	08/13/30		520	523,181

Airlines 0.3%

Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	7.735(c)	04/01/31		347	349,386

See Notes to Financial Statements.

PGIM Credit Income Fund 21

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment 1.8%

Clarios Global LP,
Amendment No. 6 Dollar Term Loan, 1 Month SOFR + 2.750%	6.466%(c)	01/28/32		424	$425,527
Constellation Automotive Group Ltd. (United Kingdom),
Facility B (EUR) Commitment, 6 Month EURIBOR + 6.250%^	8.373(c)	04/03/31	EUR	1,000	1,181,076
First Brands Group LLC, 2021 Second Lien Term Loan	13.070	03/30/28(d)		629	761
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.750%	8.739(c)	11/17/28		196	192,428
Term B Loan, 3 Month SOFR + 5.100%	8.880(c)	11/17/28		250	245,403

					2,045,195

Beverages 0.2%

Pegasus Bidco BV (Netherlands), 2025-1 Dollar Term Loan, 3 Month SOFR + 2.750%	6.602(c)	07/12/29		191	190,882

Building Materials 0.6%

American Bath/CP Atlas Buyer, Inc., 2025 Term B Loan, 1 Month SOFR + 5.250%	8.966(c)	07/08/30		224	216,582
Covia Holdings LLC, 2025 Refinancing Term Loan, 3 Month SOFR + 2.750%	6.706(c)	02/26/32		224	222,166
EMRLD Borrower LP,
Second Amendment Incremental Term Loan, 6 Month SOFR + 2.250%	6.122(c)	08/04/31		221	221,280

					660,028

Chemicals 2.0%

A-AP Buyer, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	6.466(c)	09/09/31		173	173,792
Geon Performance Solutions LLC, 2024 Refinancing Term Loan, 3 Month SOFR + 4.512%	8.184(c)	08/18/28		343	270,019
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	8.690(c)	06/28/28		210	203,417
Nouryon Finance BV (Netherlands),
November 2024 B-1 Dollar Term Loan, 6 Month SOFR + 3.250%	7.036(c)	04/03/28		187	186,671

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals (cont’d.)

Paint Intermediate III LLC,
Paint Intermediate/Wesco Group Cov-Lite Term B Loan, 3 Month SOFR + 3.000%	6.870%(c)	10/09/31		449	$450,935
Root Bidco Sarl (Portugal),
Facility B-4 Loan, 1 Month EURIBOR + 5.000%	6.935(c)	09/27/30	EUR	525	610,039
TPC Group, Inc.,
Initial Term Loan, 6 Month SOFR + 5.750%	9.386(c)	12/16/31		347	309,744

					2,204,617

Commercial Services 2.3%

Allied Universal Holdco LLC,
Amendment 7 Replacement (USD) Term Loan, 1 Month SOFR + 3.250%	6.966(c)	08/20/32		549	551,121
Belfor Holdings, Inc.,
Tranche B-5 Term Loan, 1 Month SOFR + 2.750%	6.466(c)	11/01/30		238	239,179
Crisis Prevention Institute, Inc., 2024 Term Loan, 3 Month SOFR + 4.000%	7.672(c)	04/09/31		273	270,238
DS Parent, Inc.,
Term B Loan, 3 Month SOFR + 5.500%	9.172(c)	01/31/31		148	134,896
Grant Thornton Advisors LLC, 2025 Incremental Term Loan, 1 Month SOFR + 2.750%	6.466(c)	06/02/31		148	148,251
Mavis Tire Express Services Topco Corp., 2025 First Lien Incremental Term Loan, 1 Month SOFR + 3.000%	6.716(c)	05/04/28		198	198,637
Neon Maple Purchaser, Inc.,
First amend Tranche Term B-1 Loan, 1 Month SOFR + 2.500%	6.216(c)	11/17/31		188	187,963
Ryan LLC, 2025 Refinancing Term Loan, 1 Month SOFR + 3.500%	7.216(c)	11/05/32		275	271,103
TruGreen LP,
Second Refinancing Term Loan (First Lien), 1 Month SOFR + 4.100%	7.816(c)	11/02/27		275	268,940
Verde Purchaser LLC,
Initial Term Loan, 3 Month SOFR + 4.000%	7.672(c)	11/29/30		148	148,327
VT Topco, Inc.,
Second Amendment Term Loan, 1 Month SOFR + 3.000%	6.873(c)	08/09/30		174	171,044

					2,589,699

See Notes to Financial Statements.

PGIM Credit Income Fund 23

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Computers 1.7%

Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	8.422%(c)	06/30/32	499	$488,775
Fortress Intermediate 3, Inc., 2025 Term B Loan, 1 Month SOFR + 3.000%	6.784(c)	06/27/31	226	226,250
Indy US Bidco LLC, 2025 Term Loan, 1 Month SOFR + 2.500%	6.191(c)	10/31/30	206	205,828
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	6.716(c)	03/01/29	233	214,747
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.000%	6.701(c)	04/16/29	134	134,625
Ping Identity Corp.,
Initial Term Loan, 3 Month SOFR + 2.750%	6.591(c)	11/13/32	250	250,313
Sandisk Corp.,
Term B Loan, 3 Month SOFR + 3.000%^	6.857(c)	02/20/32	146	146,981
Synechron, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%^	7.572(c)	10/03/31	199	198,001

				1,865,520

Consumer Services 1.4%

Aptive Environmental LLC,
Term Loan, 1 Month SOFR + 4.750%^	8.466(c)	10/15/32	583	579,306
Parfums De Marly,
Term Loan, 3 Month SOFR + 5.250%^	9.122(c)	09/01/28	935	932,663

				1,511,969

Distribution/Wholesale 0.3%

Protective Industrial Products, Inc.,
Initial Term Loan, 1 Month SOFR + 4.000%	7.716(c)	05/21/32	350	347,750

Diversified Financial Services 2.1%

Focus Financial Partners LLC,
Tranche B Incremental Term Loan, 1 Month SOFR + 2.500%	6.216(c)	09/15/31	347	346,994
Gategroup Finance (Luxembourg) S.A. (Luxembourg),
Senior Facility B-2 (USD), 3 Month SOFR + 3.500%	7.190(c)	06/10/32	373	375,242
Hudson River Trading LLC,
Term B-1 Loan, 1 Month SOFR + 2.750%	6.486(c)	03/18/30	641	642,895

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Diversified Financial Services (cont’d.)

Jefferies Finance LLC,
Initial Term Loan 2024, 1 Month SOFR + 2.750%	6.500%(c)	10/21/31		297	$294,772
Minerva Bidco Ltd. (United Kingdom),
Term Loan, 3 Month SONIA + 4.250%^	8.219(c)	11/30/32		500	673,975

					2,333,878

Education 1.2%

Dukes Education Group Ltd. (United Kingdom),
Accordion Facility, SONIA + 5.500%^	9.477(c)	11/27/28	GBP	68	91,069
Acquisition/Capex Facility 1, SONIA + 5.500%^	9.479(c)	11/27/28	GBP	61	82,108
Acquisition/Capex Facility 4, 6 Month EURIBOR + 5.500%^	7.606(c)	11/27/28	EUR	34	40,458
Acquisition/Capex Facility 5, 6 Month EURIBOR + 5.500%^	9.508(c)	11/27/28	EUR	7	9,977
Acquisition/Capex Facility 5, 6 Month EURIBOR + 5.500%^	7.599(c)	11/27/28	EUR	141	165,612
Acquisition/Capex Facility 6, SONIA + 5.500%^	9.485(c)	11/27/28	GBP	45	61,055
Facility B, SONIA + 5.500%^	9.445(c)	11/27/28	GBP	25	33,939
International Schools Partnership (United Kingdom),
Term Loan^	— (p)	07/06/31		858	853,629

					1,337,847

Electric 0.2%

Discovery Energy Holding Corp.,
Initial Dollar Term Loan, 3 Month SOFR + 3.750%	7.422(c)	05/01/31		252	253,019

Engineering & Construction 0.8%

Azuria Water Solutions, Inc., 2025 Replacement Term Loan, 1 Month SOFR + 3.000%	6.716(c)	05/17/28		245	245,950
Brown Group Holding LLC,
Incremental Term B-2 Facility, 3 Month SOFR + 2.750%	6.543(c)	07/01/31		149	149,536
Initial Term Loan, 1 Month SOFR + 2.500%	6.216(c)	07/01/31		99	99,177
Red SPV LLC (United Kingdom),
Initial Term Loan, 1 Month SOFR + 2.250%	5.984(c)	03/15/32		348	348,104

					842,767

See Notes to Financial Statements.

PGIM Credit Income Fund 25

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Entertainment 1.6%

Allwyn Entertainment Financing (US) LLC,
Term B Loan	— %(p)	11/30/32	325	$318,500
Caesars Entertainment, Inc.,
Incremental Term B-1 Loan, 1 Month SOFR + 2.250%	5.966(c)	02/06/31	195	193,061
Crown Finance US, Inc. (United Kingdom),
Term B Loan, 1 Month SOFR + 4.500%	8.343(c)	12/02/31	349	343,221
ECL Entertainment LLC, 2025 Refinancing Term B Loan, 1 Month SOFR + 3.000%	6.716(c)	08/30/30	249	248,440
Hershend Entertainment Co LLC,
Term B Loan, 1 Month SOFR + 3.250%	6.966(c)	05/27/32	124	125,152
Voyager Parent LLC,
First Lien Term B Loan, 3 Month SOFR + 4.750%	8.422(c)	07/01/32	574	573,264

				1,801,638

Environmental Control 1.1%

Action Environmental Group, Inc. (The), 2025 Term B Loan, 3 Month SOFR + 3.250%	6.922(c)	10/24/30	238	238,599
GFL Environmental, Inc.,
Initial Term Loan, 3 Month SOFR + 2.500%	6.273(c)	03/03/32	349	350,172
JFL-Tiger Acquisition Co., Inc.,
Initial Term Loan, 1 Month SOFR + 3.750%	7.480(c)	10/17/30	74	74,117
Madison Iaq LLC,
2025 Repriced Incremental Term Loan, 3 Month SOFR + 2.750%	6.637(c)	11/08/32	263	264,014
Mip V Waste Holdings LLC,
Tranche B-2 Term Loan, 3 Month SOFR + 2.750%^	6.590(c)	08/20/32	75	75,187
WIN Waste Innovations Holdings, Inc.,
New Term B-2, 1 Month SOFR + 3.364%	7.081(c)	03/24/28	234	234,605

				1,236,694

Foods 0.3%

Nourish Buyer I, Inc.,
Initial Term Loan, 1 Month SOFR + 4.500%	8.250(c)	07/09/32	274	275,514

Forest Products & Paper 0.2%

Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.072(c)	11/04/31	271	268,262

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Hand/Machine Tools 0.1%

Madison Safety & Flow LLC, 2025-B Incremental Term B, 1 Month SOFR + 2.500%	6.227%(c)	09/26/31	124	$124,748

Healthcare 0.3%

Envision Healthcare Operating, Inc., 2025 Replacement Term Loan, 1 Month SOFR + 6.500%	10.216(c)	06/25/30	319	320,210

Healthcare & Pharmaceuticals 1.2%

Loire Finco Luxembourg Sarl (Luxembourg), Additional Facility USD, 1 Month SOFR + 4.000%	7.716(c)	01/21/30	248	247,758
Wedgwood specialty Pharma III,
Term Loan, 3 Month SOFR + 4.750%^	8.435(c)	12/31/32	1,107	1,101,607

				1,349,365

Healthcare-Products 0.2%

Bausch & Lomb Corp.,
Third Amendment Term Loan, 1 Month SOFR + 4.250%	7.966(c)	01/15/31	224	225,890

Healthcare-Services 0.6%

Phoenix Guarantor, Inc.,
Tranche B-5 Term Loan, 1 Month SOFR + 2.500%	6.216(c)	02/21/31	246	246,660
Upstream Newco, Inc.,
December 2025 Extended Modified Term Loan, 1 Month SOFR + 4.512%	8.246(c)	11/20/29	496	440,579

				687,239

Holding Companies-Diversified 0.2%

Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.338(c)	12/19/30	182	180,802

Home Furnishings 0.2%

TGP Holdings III LLC,
First Lien Closing Date Term Loan, 1 Month SOFR + 3.350%	7.066(c)	06/29/28	250	232,127

See Notes to Financial Statements.

PGIM Credit Income Fund 27

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance 0.4%

Acrisure LLC, 2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	6.716%(c)	11/06/30		270	$269,657
Asurion LLC,
New B-11 Term Loan, 1 Month SOFR + 4.350%	8.066(c)	08/21/28		195	195,722

					465,379

Internet 1.0%

Denali Intermediate Holdings, Inc.,
Term Loan, 1 Month SOFR + 5.500%^	9.227(c)	08/26/32		848	856,828
MH Sub I LLC, 2023 May New Term Loan, 1 Month SOFR + 4.250%	7.966(c)	05/03/28		155	143,424
2024 December New Term Loan, 1 Month SOFR + 4.250%	7.966(c)	12/31/31		105	89,279

					1,089,531

Investment Companies 1.9%

Deep Blue Operating I LLC,
Initial Term Loan, 1 Month SOFR + 2.750%	6.593(c)	10/01/32		200	200,458
Hurricane CleanCo Ltd. (United Kingdom),
Facility A, 3 Month SOFR + 6.250% (Cap N/A , Floor 0.000%)^	6.250(c)	10/31/29		1,342	1,901,142

					2,101,600

Leisure Time 1.6%

ClubCorp Holdings, Inc.,
Term Loan, 3 Month SOFR + 5.000%^	8.672(c)	07/10/32		587	578,493
International Park Holdings BV (Netherlands), 2025 Facility B, 6 Month EURIBOR + 5.250%^	7.374(c)	01/30/32	EUR	500	580,255
LC Ahab US Bidco LLC,
Initial Term Loan, 1 Month SOFR + 3.000%	6.716(c)	05/01/31		148	148,028
Recess Holdings, Inc.,
Amendment No .5 Term Loan, 3 Month SOFR + 3.750%	7.615(c)	02/20/30		247	247,983
SGH2 LLC,
Initial Dollar Term Loan, 3 Month SOFR + 4.500%	8.172(c)	08/18/32		224	224,938

					1,779,697

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Machinery-Diversified 1.3%

Engineered Machinery Holdings, Inc., 2025 Delayed Draw Term Loan, 3 Month SOFR + 3.250%	6.922%(c)	11/26/32	36	$35,853
2025 USD Refinancing Term Loan, 3 Month SOFR + 3.250%	6.922(c)	11/26/32	262	263,121
Graftech Global Enterprises, Inc.,
Initial Term Loan, 3 Month SOFR + 6.000%	9.858(c)	12/21/29	255	258,257
Hyster-Yale Group, Inc.,
Term B Loan Facility, 1 Month SOFR + 3.614%	7.331(c)	05/26/28	88	85,933
Innio Group Holding GmbH, 2025 Amended Facility B ( USD ), 3 Month SOFR + 2.250%	6.134(c)	11/02/28	123	123,294
Pro Mach,
Amendment No .6 Term Loan, 1 Month SOFR + 2.750%	6.466(c)	10/18/32	300	301,806
TK Elevator Midco GmbH (Germany),
(USD) Term B Loan, 6 Month SOFR + 3.000%	7.072(c)	04/30/30	316	317,387

				1,385,651

Metal Fabricate/Hardware 1.4%

Crosby US Acquisition Corp.,
Amendment No. 4 Replacement Term Loan, 1 Month SOFR + 3.500%	7.216(c)	08/16/29	294	295,125
Doncasters US Finance LLC (United Kingdom), 2025 Term Loan, 3 Month SOFR + 6.500%^	10.172(c)	04/23/30	278	280,332
Initial Term Loan, 3 Month SOFR + 6.500%^	10.172(c)	04/23/30	265	267,596
Grinding Media, Inc., 2024 Term B Loan, 3 Month SOFR + 3.500%^	7.335(c)	10/12/28	296	296,250
Tiger Acquisition LLC,
Refinancing Initial Term Loan, 1 Month SOFR + 2.500%	6.230(c)	08/23/32	150	149,999
Trulite Glass & Aluminum Solutions LLC,
Initial Term Loan, 3 Month SOFR + 6.000%^	9.976(c)	03/01/30	314	301,311

				1,590,613

Mining 0.1%

Arsenal Aic Parent LLC, 2025 Term B Loan, 1 Month SOFR + 2.750%	6.466(c)	08/18/30	155	155,366

See Notes to Financial Statements.

PGIM Credit Income Fund 29

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Miscellaneous Manufacturing 1.3%

AMG Advanced Metallurgical Group NV (Netherlands), 2021 Term Loan, 1 Month SOFR + 3.614%	7.331%(c)	11/30/28	246	$245,421
Lindstrom LLC,
Term Loan, 3 Month SOFR + 5.500%^	9.200(c)	12/31/32	871	858,312
Term Loan, 3 Month SOFR + 5.500%^	9.200(c)	12/31/32	129	126,688
Plastipak Holdings, Inc.,
Tranche B Term Loan, 1 Month SOFR + 2.500%	6.227(c)	09/24/32	175	174,926

				1,405,347

Packaging & Containers 0.7%

BradyPLUS Holdings, LLC,
Term B Loan	— (p)	12/31/32	75	74,125
Closure Systems International Group,
Amendment No. 5 Term Loan, 1 Month SOFR + 3.000%	6.716(c)	03/22/29	74	73,986
Owens-Brockway Glass Container, Inc.,
Tranche B-1 Term Loan, 3 Month SOFR + 3.000%	6.838(c)	09/30/32	150	151,078
Ring Container Technologies Group LLC, 2025 Refinancing Term Loan, 1 Month SOFR + 2.500%	6.216(c)	09/15/32	200	199,953
Supplyone, Inc.,
Term B Loan, 1 Month SOFR + 3.500%	7.216(c)	04/19/31	75	74,893
Trident TPI Holdings, Inc.,
Tranche B-7 Term Loan, 3 Month SOFR + 3.750%	7.422(c)	09/15/28	197	188,404

				762,439

Pharmaceuticals 0.8%

Amneal Pharmaceuticals LLC,
Amendment No.1 Term Loan, 1 Month SOFR + 3.500%	7.216(c)	08/02/32	399	401,993
Gainwell Acquisition Corp.,
Term B Loan, 3 Month SOFR + 4.100%	7.772(c)	10/01/27	249	244,305
Sharp Services LLC,
Tranche E Term Loan, 3 Month SOFR + 3.000%	6.672(c)	09/29/32	192	192,071

				838,369

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Pipelines 0.3%

CPPIB OVM Member US LLC,
Initial Term Loan, 3 Month SOFR + 2.500%	6.172%(c)	08/20/31	148	$148,960
FR BR Holdings LLC,
Initial Term Loan, 3 Month SOFR + 4.250%^	7.922(c)	10/09/30	175	174,999

				323,959

Real Estate 0.3%

Arep VA Data Center,
Term Loan, 1 Month SOFR + 2.650%^	6.427(c)	07/30/28	96	95,103
Term Loan, 1 Month SOFR + 2.650%^	6.322(c)	07/30/28	257	254,240

				349,343

Real Estate Investment Trusts (REITs) 1.2%

Apollo Commercial Real Estate Finance, Inc.,
Initial Term Loan, 1 Month SOFR + 3.250%	6.986(c)	06/13/30	149	150,183
Blackstone Mortgage Trust, Inc.,
Term B-4 Loan, 1 Month SOFR + 2.500%	6.216(c)	05/09/29	180	180,085
Brookfield Properties Retail Holding LLC,
2025 Replacement Term Loan, 1 Month SOFR + 3.500%	7.216(c)	05/28/30	995	999,150

				1,329,418

Retail 0.5%

Dave & Buster’s, Inc., 2024 Incremental Term B Loan, 3 Month SOFR + 3.250%	7.125(c)	11/01/31	272	241,494
Great Outdoors Group LLC,
Term B-3 Loan, 1 Month SOFR + 3.250%	6.966(c)	01/23/32	176	176,429
Peer Holding III BV (Netherlands),
Term B-4 Loan, 3 Month SOFR + 2.500%	6.172(c)	10/26/30	173	173,886

				591,809

Software 2.8%

AthenaHealth Group, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	6.466(c)	02/15/29	274	274,668
BMC Software, Inc., 2031 Replacement Dollar Term Loan, 3 Month SOFR + 3.000%	6.822(c)	07/30/31	369	367,836

See Notes to Financial Statements.

PGIM Credit Income Fund 31

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Software (cont’d.)

Cotiviti, Inc.,
Initial Floating Rate Term Loan, 1 Month SOFR + 2.750%	6.623%(c)	05/01/31		145	$139,227
Genesys Cloud Services Holdings II LLC, 2025 Dollar Term Loan, 1 Month SOFR + 2.500%	6.216(c)	01/30/32		422	420,374
Inmar, Inc., 2025 First Lien Term Loan, 1 Month SOFR + 4.500%	8.236(c)	10/30/31		346	340,799
Veeam Software/VS Buyer, 2025 Repriced First Lien Term B Loan, 3 Month SOFR + 2.250%	6.090(c)	04/14/31		175	174,999
Voodoo SAS (France),
Term Loan, 3 Month EURIBOR + 5.000%^	7.000(c)	04/30/30	EUR	1,000	1,160,510
Weld North Education LLC, 2024 Term Loan, 1 Month SOFR + 3.500%	7.216(c)	12/21/29		246	236,358

					3,114,771

Storage/Warehousing 0.3%

Rockpoint Gas Storage Partners LP (Canada),
Amendment No. 2 Refinancing Term Loan, 3 Month SOFR + 2.500%	6.172(c)	09/18/31		303	304,573

Telecommunications 0.9%

Crown Subsea Communications Holding, Inc., 2025 Term Loan, 1 Month SOFR + 2.250%	5.966(c)	01/30/31		100	100,396
Level 3 Financing, Inc.,
Term B-4 Loan, 1 Month SOFR + 3.250%	6.966(c)	03/29/32		275	275,619
Lumen Technologies, Inc.,
Term B-1 Loan, 1 Month SOFR + 2.464%	6.181(c)	04/16/29		273	271,197
Qualitytech LP,
Term Loan, 1 Month SOFR + 3.500%	7.284(c)	11/04/31		397	397,250

					1,044,462

Toys/Games/Hobbies 0.4%

J&J Ventures Gaming LLC,
Initial Term Loan, 1 Month SOFR + 5.000%^	8.716(c)	04/26/30		500	495,625

Transportation 0.7%

First Student Bidco, Inc.,
Initial Term B Loan, 3 Month SOFR + 2.500%	6.172(c)	08/15/30		296	296,678
New Term C Loan, 3 Month SOFR + 2.500%	6.172(c)	08/15/30		54	54,249

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Transportation (cont’d.)

Liquid Tech Solutions HO,
Initial Term Loan, 3 Month SOFR + 3.500%	7.238%(c)	10/12/32		68	$68,204
Savage Enterprises LLC,
Term B Loan, 1 Month SOFR + 2.500%	6.284(c)	08/05/32		373	374,524

					793,655

TOTAL FLOATING RATE AND OTHER LOANS (cost $44,413,358)					44,286,919

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.8%
Clavel Residential DAC (Spain),
Series 2025-01A, Class D, 144A, 3 Month EURIBOR + 2.500% (Cap N/A, Floor 0.000%)	4.565(c)	10/28/66	EUR	400	452,468
Lugo Funding DAC (Spain),
Series 2024-01A, Class C, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)	4.059(c)	05/26/66	EUR	600	683,132
Nomura Sub MSR Participation,
1 Month SOFR + 4.250%^	8.287(c)	06/27/27		1,143	1,143,943
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	7.374(c)	05/25/33		1,703	1,721,547
Series 2024-02R, Class A, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%) 7.215(c)		03/29/27		1,713	1,729,463
PRPM Fundido DAC (Spain),
Series 2025-02A, Class D, 144A, 3 Month EURIBOR + 2.500% (Cap N/A, Floor 0.000%)	4.538(c)	01/29/75	EUR	600	672,828

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $6,303,018)					6,403,381

SOVEREIGN BONDS 2.9%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes	8.250	05/09/28		300	301,330
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.125	07/09/30	EUR	43	41,492
Sr. Unsec’d. Notes	0.750(cc)	07/09/30		105	89,235
Sr. Unsec’d. Notes	1.000	07/09/29		217	193,334
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	3.750	09/19/28	EUR	330	384,326
Sr. Unsec’d. Notes	5.000	09/19/32	EUR	240	270,766

See Notes to Financial Statements.

PGIM Credit Income Fund 33

Schedule of Investments (continued)

as of December 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	4.875%	01/30/32	EUR	104	$118,564
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	201	237,042
Sr. Unsec’d. Notes(v)	5.875	10/17/31	EUR	600	710,409
Sr. Unsec’d. Notes, 144A	8.075	04/01/36		550	594,035
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes, 144A	7.250	12/11/55		260	257,400

TOTAL SOVEREIGN BONDS (cost $2,941,657)					3,197,933

U.S. TREASURY OBLIGATION(k) 0.8%
U.S. Treasury Notes (cost $919,295)	3.625	08/31/29		915	915,000

			Shares

COMMON STOCK 0.2%

Gas Utilities

Ferrellgas Partners LP (Class B Stock)* (cost $215,061)				1,029	175,166

PREFERRED STOCK 0.0%

Electronic Equipment, Instruments & Components
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^ (cost $25,250)				25	25,000

TOTAL LONG-TERM INVESTMENTS (cost $136,543,356)					138,106,084

See Notes to Financial Statements.

Description	Shares	Value

SHORT-TERM INVESTMENT 1.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,772,035)(wb)	1,772,035	$1,772,035

TOTAL INVESTMENTS 125.7% (cost $138,315,391)		139,878,119
Liabilities in excess of other assets(z) (25.7)%		(28,632,696)

NET ASSETS 100.0%		$111,245,423

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

DAC—Designated Activity Company

EURIBOR—Euro Interbank Offered Rate

EuroSTR—Euro Short-Term Rate

GSI—Goldman Sachs International

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co. International PLC

MTN—Medium Term Note

N/A—Not Applicable

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $17,468,875 and 15.7% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2025.

See Notes to Financial Statements.

PGIM Credit Income Fund 35

Schedule of Investments (continued)

as of December 31, 2025

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(wb)	Represents an investment in a Fund affiliated with the Manager.

(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

				Percentage
	Acquisition	Original	Market	of
Issuer	Date	Cost	Value	Net Assets
Digicel International Finance Ltd./DIFL US LLC (Jamaica), Sr. Sec’d. Notes, 144A, 8.625%, 08/01/32	07/30/25	$200,000	$207,626	0.2%
DISH DBS Corp., Gtd. Notes, 5.125%, 06/01/29	04/19/24	9,750	22,216	0.0
DISH DBS Corp., Gtd. Notes, 7.375%, 07/01/28	04/19/24	10,875	24,125	0.0
DISH DBS Corp., Gtd. Notes, 7.750%, 07/01/26	12/11/23-09/05/25	180,663	222,202	0.2
DISH Network Corp., Sr. Sec’d. Notes, 144A, 11.750%, 11/15/27	12/20/23-01/25/24	1,585,159	1,586,928	1.4
EchoStar Corp., Sr. Sec’d. Notes, 10.750%, 11/30/29(v)	05/14/25	250,938	276,126	0.3

Total		$2,237,385	$2,339,223	2.1%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at December 31, 2025:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Aptive Environmental LLC, Delayed Draw Term Loan, 1.000%, Maturity Date 10/15/32 (cost $25,455)^	26	$ 25,408	$ —	$ (47)
Aptive Environmental LLC, Revolver, 0.500%, Maturity Date 10/15/32 (cost $52,940)^	53	53,100	160	—
Arep VA Data Center, Delayed Draw Term Loan, —%(p), Maturity Date 07/30/28 (cost $647,022)^	647	640,358	—	(6,664)
ClubCorp Holdings, Inc., Delayed Draw Term Loan, 1.000%, Maturity Date 07/09/32 (cost $37,861)^	38	37,822	—	(39)
ClubCorp Holdings, Inc., Revolver Loan, 0.500%, Maturity Date 07/10/31 (cost $63,102)^	64	63,038	—	(64)

See Notes to Financial Statements.

Unfunded loan commitments outstanding at December 31, 2025 (continued):

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Denali Intermediate Holdings, Inc., Revolver Loan, 0.500%, Maturity Date 08/26/32 (cost $84,028)^	85	$84,729	$701	$—
Doncasters US Finance LLC, 2025 Delayed Draw Term Loan, 1.500%, Maturity Date 04/01/30 (cost $420,000)^	420	423,675	3,675	—
Dukes Education Group Ltd., Acquisition/Capex Facility 6, 1.000%, Maturity Date 11/27/28 (cost $496,753)^	GBP 392	528,748	31,995	—
Engineered Machinery Holdings, Inc., 2025 Delayed Draw Term Loan, 0.500%(p), Maturity Date 11/26/32 (cost $2,654)	3	2,676	22	—
Graftech Global Enterprises, Inc., Delayed Draw Term Loan, 3.750%, Maturity Date 12/21/29 (cost $150,979)	145	147,575	—	(3,404)
Liquid Tech Solutions HO, Delayed Draw Term Loan, —%(p), Maturity Date 10/12/32 (cost $6,949)	7	6,983	34	—
Wedgwood specialty Pharma III, Revolver Loan, 0.500%, Maturity Date 12/31/32 (cost $142,145)^	143	142,142	—	(3)

		$2,156,254	$36,587	$(10,221)

Futures contracts outstanding at December 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
160 2 Year U.S. Treasury Notes		Mar. 2026	$33,406,250	$43,050
195 5 Year U.S. Treasury Notes		Mar. 2026	21,314,415	22,128
60 Bloomberg HY Credit		Mar. 2026	6,732,000	29,605

				94,783

Short Positions:
25 10 Year U.S. Treasury Notes		Mar. 2026	2,810,938	(5,894)
11 10 Year U.S. Ultra Treasury Notes		Mar. 2026	1,265,172	(3,281)
12 20 Year U.S. Treasury Bonds		Mar. 2026	1,387,125	(7,142)
3 30 Year U.S. Ultra Treasury Bonds		Mar. 2026	354,000	(98)

				(16,415)

				$78,368

See Notes to Financial Statements.

PGIM Credit Income Fund 37

Schedule of Investments (continued)

as of December 31, 2025

Bond forward contract outstanding at December 31, 2025:

Purchase Bond Forwards	Counterparty	Settlement Date	Notional Amount (000)#	Strike Price	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Bond Forward Contract:
U.S. Treasury Bond
3.500%, 12/15/28	GSI	03/11/26	14,900	$99.72	$14,858,500	$14,896,014	$37,514	$—

Forward foreign currency exchange contracts outstanding at December 31, 2025:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/09/26	BOA	GBP	1,001	$1,344,142	$1,349,598	$5,456	$—
Expiring 01/09/26	GSI	GBP	56	74,323	75,839	1,516	—
Euro,
Expiring 01/09/26	JPM	EUR	134	157,334	157,305	—	(29)
Expiring 01/09/26	MSI	EUR	76	88,327	89,152	825	—

				$1,664,126	$1,671,894	7,797	(29)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/09/26	JPM	GBP	4,080	$5,338,236	$5,499,112	$—	$(160,876)
Euro,
Expiring 01/09/26	BOA	EUR	10,982	12,691,163	12,911,531	—	(220,368)
Expiring 01/09/26	BOA	EUR	39	45,192	45,270	—	(78)
Expiring 01/09/26	GSI	EUR	401	469,924	471,086	—	(1,162)
Expiring 01/09/26	GSI	EUR	189	222,462	222,180	282	—

				$18,766,977	$19,149,179	282	(382,484)

						$8,079	$(382,513)

See Notes to Financial Statements.

Credit default swap agreements outstanding at December 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2025(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_24-PCA††	08/02/27	1.650	%(M)	2,000	*	$2,854	$(94)	$2,948	GSI

††	The value of the contract, GS_24-PCA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2025(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Petroleos Mexicanos^	03/23/26	4.100	%(M)	450	*	$2,038	$—	$2,038	GSI
Petroleos Mexicanos^	05/07/26	4.750	%(M)	462	*	6,649	—	6,649	GSI
Republic of Argentina	06/20/26	5.000	%(Q)	560	4.837%	1,199	(3,581)	4,780	MSI
Republic of Argentina	12/20/26	5.000	%(Q)	100	5.239%	(84)	(1,010)	926	MSI
Republic of Ecuador^	12/20/27	5.000	%(Q)	550	*	7,359	(3,714)	11,073	GSI
Republic of Ecuador^	12/20/28	5.000	%(Q)	550	*	4,999	(7,366)	12,365	GSI
Republic of Ivory Coast	06/20/27	1.000	%(Q)	500	1.198%	(1,276)	(11,248)	9,972	MSI
SoftBank Group Corp.	06/20/26	1.000	%(Q)	95	1.706%	(287)	(220)	(67)	GSI

						$20,597	$(27,139)	$47,736

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM Credit Income Fund 39

Schedule of Investments (continued)

as of December 31, 2025

index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2025:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2025	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR 1,480	12/04/27	1.938%(A)	1 Day EuroSTR(1)(A)/1.921%	$—	$2,225	$2,225
EUR 1,335	12/04/28	2.019%(A)	1 Day EuroSTR(1)(A)/1.921%	—	4,290	4,290
EUR 750	12/04/30	2.197%(A)	1 Day EuroSTR(1)(A)/1.921%	—	4,539	4,539
EUR 330	12/04/32	2.355%(A)	1 Day EuroSTR(1)(A)/1.921%	—	2,861	2,861

See Notes to Financial Statements.

Interest rate swap agreements outstanding at December 31, 2025 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2025	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP 700	12/03/28	3.530%(A)	1 Day SONIA(1)(A)/3.726%	$(11)	$225	$236
GBP 310	12/03/30	3.628%(A)	1 Day SONIA(1)(A)/3.726%	(4)	499	503

				$(15)	$14,639	$14,654

(1)	The Fund pays the fixed rate and receives the floating rate.

(2)	The Fund pays the floating rate and receives the fixed rate.

Reverse repurchase agreements outstanding at December 31, 2025:

					Value at
	Interest	Trade		Maturity	December 31,
Broker	Rate(cc)	Date	Cost	Date	2025
BNP	2.260%	08/19/25	$745,034	Open	$750,108
BNP	2.260%	08/19/25	657,541	Open	662,019
BNP	2.260%	08/19/25	645,197	Open	649,592
BNP	2.260%	08/19/25	1,291,796	Open	1,300,594
BNP	2.260%	08/19/25	911,681	Open	917,890
BNP	2.520%	05/02/25	1,313,119	Open	1,357,356
BNP	3.800%	02/26/25	222,000	Open	222,000
BNP	3.800%	10/24/25	1,565,625	Open	1,565,625
BNP	3.820%	08/15/25	189,500	Open	189,500
BNP	3.920%	02/26/25	467,500	Open	467,500
BNP	3.920%	08/15/25	184,250	Open	184,250
BNP	3.930%	06/10/25	266,906	Open	266,906
BNP	3.930%	06/10/25	183,750	Open	183,750
BNP	3.930%	06/10/25	261,594	Open	261,594
BNP	3.930%	06/10/25	207,281	Open	207,281
BNP	3.930%	06/10/25	214,375	Open	214,375
BNP	3.930%	08/28/25	681,000	Open	681,000
BNP	3.950%	10/15/24	220,313	Open	220,313
BNP	3.950%	10/15/24	256,750	Open	256,750
BNP	3.950%	10/15/24	488,125	Open	488,125
BNP	3.950%	02/26/25	446,875	Open	446,875
BNP	3.950%	02/26/25	753,187	Open	753,187
BNP	3.950%	02/26/25	378,500	Open	378,500
BNP	3.950%	02/26/25	418,750	Open	418,750
BNP	3.950%	06/02/25	227,219	Open	227,219
BNP	3.960%	07/31/25	354,500	Open	354,500
BNP	3.970%	03/07/25	168,750	Open	168,750
BNP	3.970%	03/07/25	252,375	Open	252,375
BNP	3.970%	03/07/25	679,000	Open	679,000
BNP	3.970%	05/01/25	199,063	Open	199,063

See Notes to Financial Statements.

PGIM Credit Income Fund 41

Schedule of Investments (continued)

as of December 31, 2025

Reverse repurchase agreements outstanding at December 31, 2025 (continued):

					Value at
	Interest	Trade		Maturity	December 31,
Broker	Rate(cc)	Date	Cost	Date	2025
BNP	3.970%	05/01/25	$180,750	Open	$180,750
BNP	3.970%	05/01/25	215,719	Open	215,719
BNP	3.970%	06/10/25	173,250	Open	173,250
BNP	3.990%	04/29/25	861,250	Open	861,250
BNP	4.000%	02/23/24	907,031	Open	907,031
BNP	4.000%	03/04/24	608,344	Open	608,344
BNP	4.000%	03/07/25	112,750	Open	112,750
BNP	4.020%	08/28/24	475,062	Open	475,062
BNP	4.030%	10/24/25	805,594	Open	805,594
BNP	4.040%	02/12/24	743,750	Open	743,750
BNP	4.040%	02/12/24	1,012,781	Open	1,012,781
BNP	4.040%	03/19/24	1,685,250	Open	1,685,250
BNP	4.040%	06/28/24	383,400	Open	383,400
BNP	4.040%	07/17/24	415,363	Open	415,363
BNP	4.040%	07/17/24	235,500	Open	235,500
BNP	4.040%	07/17/24	470,062	Open	470,062
BNP	4.040%	12/17/25	2,072,875	Open	2,072,875
BNP	4.070%	04/11/24	915,750	Open	915,750
BNP	4.070%	04/11/24	363,906	Open	363,906
BNP	4.070%	04/11/24	836,250	Open	836,250
BNP	4.770%	09/05/25	903,617	Open	900,810

			$29,229,810		$29,300,194

Open maturity dates - Certain agreements have no stated maturity and can be terminated by either party at any time.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Remaining Contractual Maturity of the Agreements

Reverse Repurchase Agreements	Overnight and Continuous	Less than 30 Days	30-90 Days	More than 90 Days	Total
Corporate Bonds	$—	$—	$—	$28,650,602	$28,650,602
Sovereign Bonds	—	—	—	649,592	649,592

Total Borrowings	$—	$—	$—	$29,300,194	$29,300,194

During the year ended December 31, 2025, the Fund held reverse repurchase agreements during the year with an average value of $32,566,965 and a daily weighted average interest rate of 4.530%. In addition, cash of $1,261,604 and Corporate and Sovereign Bonds with a market value of $32,859,762 has been segregated as collateral to cover the requirements for the reverse repurchase agreements outstanding at period end.

See Notes to Financial Statements.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(27,233)	$50,751	$(67)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$470,000	$—
JPS	—	823,000

Total	$470,000	$823,000

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$180,527	$—
Collateralized Loan Obligations	—	16,383,634	—
Consumer Loans	—	852,378	—
Credit Cards	—	1,013,357	—
Equipment	—	513,848	—
Other	—	—	1,000,000
Commercial Mortgage-Backed Securities	—	18,948,812	—
Corporate Bonds	—	43,418,137	791,992
Floating Rate and Other Loans	—	29,832,592	14,454,327
Residential Mortgage-Backed Securities	—	5,259,438	1,143,943
Sovereign Bonds	—	3,197,933	—
U.S. Treasury Obligation	—	915,000	—
Common Stock	—	175,166	—
Preferred Stock	—	—	25,000

See Notes to Financial Statements.

PGIM Credit Income Fund 43

Schedule of Investments (continued)

as of December 31, 2025

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$1,772,035	$—	$—

Total	$1,772,035	$120,690,822	$17,415,262

Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$56	$36,531
Futures Contracts	94,783	—	—
OTC Bond Forward Contract	—	37,514	—
OTC Forward Foreign Currency Exchange Contracts	—	8,079	—
OTC Credit Default Swap Agreements	—	1,199	23,899
Centrally Cleared Interest Rate Swap Agreements	—	14,654	—

Total	$94,783	$61,502	$60,430

Liabilities
Unfunded Loan Commitments	$—	$(3,404)	$(6,817)
Futures Contracts	(16,415)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(382,513)	—
OTC Credit Default Swap Agreements	—	(1,647)	—

Total	$(16,415)	$(387,564)	$(6,817)

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, bond forward contracts, forward foreign currency exchange contracts, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value.

See Notes to Financial Statements.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed		Floating Rate	Residential Mortgage-
	Securities-Other	Corporate Bonds	and Other Loans	Backed Securities
Balance as of 12/31/24	$—	$226,284	$4,823,750	$—
Realized gain (loss)	—	—	10,552	—
Change in unrealized appreciation (depreciation)	—	(246,534)	498,725	183
Purchase/Exchange/Issuances	1,000,000	760,188	10,861,831	1,143,943
Sales/Paydowns	—	—	(2,105,290)	—
Accrued discount/premium	—	52,054	22,511	(183)
Transfer into Level 3*	—	—	743,248	—
Transfer out of Level 3*	—	—	(401,000)	—

Balance as of 12/31/25	$1,000,000	$791,992	$14,454,327	$1,143,943

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(246,534)	$503,401	$183

	Preferred Stocks	Unfunded Corporate Bond Commitment	Unfunded Loan Commitments	OTC Credit Default Swap Agreements
Balance as of 12/31/24	$25,000	$—	$(3,827)	$2,782
Realized gain (loss)	—	—	—	46,392
Change in unrealized appreciation (depreciation)	—	—	33,541	(25,305)
Purchase/Exchange/Issuances	—	—	—	—
Sales/Paydowns.	—	—	—	30
Accrued discount/premium	—	—	—	—
Transfer into Level 3*	—	—	—	—
Transfer out of Level 3*	—	—	—	—

Balance as of 12/31/25	$25,000	$—	$29,714	$23,899

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$33,633	$(25,305)

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

PGIM Credit Income Fund 45

Schedule of Investments (continued)

as of December 31, 2025

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of December 31, 2025	Valuation Methodology	Unobservable Inputs	Inputs (Range)	Directional Impact on Fair Value from Input Increase
Asset-Backed Securities-Other	$1,000,000	Market/Transaction Based	Unadjusted Price	NA	NA
Corporate Bonds	1	Market/Recovery Value	Recovery Rate	0.00%	Increase
Corporate Bonds	791,991	Market/Transaction Based	Unadjusted Price	NA	NA
Floating Rate and Other Loans	349,343	Income/Discounted Cash Flow	Discount Margin	2.81%	Decrease
Floating Rate and Other Loans	1,901,142	Market/Comparable Bond	Adjusted Yield	9.70%	Decrease
Floating Rate and Other Loans	4,917,215	Market/Enterprise Value	EBITDA Multiple	6.0x - 17.5x	Increase
Floating Rate and Other Loans	4,193,517	Market/Transaction Based	Unadjusted Price	NA	NA
Preferred Stocks	25,000	Market/Transaction Based	Unadjusted Price	NA	NA
Residential Mortgage-Backed Securities	1,143,943	Market/Transaction Based	Unadjusted Price	NA	NA
Unfunded Loan Commitments	(6,664)	Income/Discounted Cash Flow	Discount Margin	2.81%	Decrease
Unfunded Loan Commitments	31,892	Market/Enterprise Value	EBITDA Multiple	6.0x - 11.0x	Increase
Unfunded Loan Commitments	110	Market/Transaction Based	Unadjusted Price	NA	NA

	$14,347,490

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of December 31, 2025, the aggregate value of these securities and/or derivatives was $3,121,385. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2025 were as follows:

Commercial Mortgage-Backed Securities	17.0%

Collateralized Loan Obligations	14.7

Residential Mortgage-Backed Securities	5.8

Electric	5.0

Chemicals	4.8

Retail	3.8%

Entertainment	3.8

Oil & Gas	3.5

Media	3.1

Software	3.0

See Notes to Financial Statements.

Industry Classification (continued):

Sovereign Bonds	2.9%

Banks	2.7

Auto Parts & Equipment	2.6

Internet	2.5

Diversified Financial Services	2.5

Commercial Services	2.4

Telecommunications	2.2

Computers	2.2

Investment Companies	1.9

Machinery-Diversified	1.9

Real Estate Investment Trusts (REITs)	1.8

Leisure Time	1.8

Pharmaceuticals	1.7

Affiliated Mutual Fund	1.6

Engineering & Construction	1.6

Mining	1.4

Metal Fabricate/Hardware	1.4

Healthcare-Services	1.4

Holding Companies-Diversified	1.4

Consumer Services	1.4

Lodging	1.3

Miscellaneous Manufacturing	1.3

Healthcare & Pharmaceuticals	1.2

Education	1.2

Environmental Control	1.1

Transportation	1.0

Foods	1.0

Credit Cards	0.9

Other	0.9

U.S. Treasury Obligation	0.8

Real Estate	0.8

Apparel	0.8

Consumer Loans	0.8

Building Materials	0.7

Packaging & Containers	0.7%

Pipelines	0.6

Iron/Steel	0.6

Airlines	0.5

Agriculture	0.5

Equipment	0.4

Coal	0.4

Toys/Games/Hobbies	0.4

Forest Products & Paper	0.4

Insurance	0.4

Aerospace & Defense	0.4

Home Builders	0.3

Distribution/Wholesale	0.3

Housewares	0.3

Healthcare	0.3

Storage/Warehousing	0.3

Home Furnishings	0.2

Healthcare-Products	0.2

Beverages	0.2

Automobiles	0.2

Gas Utilities	0.2

Advertising	0.1

Household Products/Wares	0.1

Hand/Machine Tools	0.1
Electronic Equipment, Instruments & Components	0.0 *

125.7
Liabilities in excess of other assets	(25.7)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2025 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Credit Income Fund 47

Schedule of Investments (continued)

as of December 31, 2025

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$27,233
Credit contracts	Unrealized appreciation on OTC swap agreements	50,751		Unrealized depreciation on OTC swap agreements	67
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	8,079		Unrealized depreciation on OTC forward foreign currency exchange contracts	382,513
Interest rate contracts	Due from/to broker-variation margin futures	94,783	*	Due from/to broker-variation margin futures	16,415	*
Interest rate contracts	Due from/to broker-variation margin swaps	14,654	*	—	—
Interest rate contracts	Unrealized appreciation on OTC bond forward contracts	37,514		—	—

		$205,781			$426,228

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$330,729
Foreign exchange contracts	—	(1,894,681)	—
Interest rate contracts	321,326	—	(415,430)

Total	$321,326	$(1,894,681)	$(84,701)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Bond Forward Contracts	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$7,808

See Notes to Financial Statements.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Bond Forward Contracts	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$—	$(640,352)	$—
Interest rate contracts	125,265	37,514	—	479,386

Total	$125,265	$37,514	$(640,352)	$487,194

For the year ended December 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$27,857,654
Futures Contracts - Short Positions (1)	1,163,447
Bond Forward Contracts - Purchased (1)	2,980,000
Forward Foreign Currency Exchange Contracts - Purchased (2)	15,684,962
Forward Foreign Currency Exchange Contracts - Sold (2)	38,103,299
Credit Default Swap Agreements - Sell Protection (1)	7,756,877
Interest Rate Swap Agreements (1)	1,187,767
Total Return Swap Agreements (1)	7,536,000

*	Average volume is based on average quarter end balances for the year ended December 31, 2025.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

See Notes to Financial Statements.

PGIM Credit Income Fund 49

Schedule of Investments (continued)

as of December 31, 2025

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Reverse Repurchase Agreement	BNP	$(29,300,194)	$29,300,194	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BOA	$5,456	$(220,446)	$(214,990)	$—	$(214,990)
GSI	74,385	(12,623)	61,762	—	61,762
JPM	—	(160,905)	(160,905)	—	(160,905)
MSI	16,503	(15,839)	664	—	664

	$96,344	$(409,813)	$(313,469)	$—	$(313,469)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of December 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $136,543,356)	$138,106,084
Affiliated investments (cost $1,772,035)	1,772,035
Cash	36,588
Foreign currency, at value (cost $137,020)	136,984
Cash segregated for counterparty - reverse repurchase agreements	1,261,604
Receivable for investments sold	2,046,996
Dividends and interest receivable	1,318,020
Deposit with broker for centrally cleared/exchange-traded derivatives	470,000
Unrealized appreciation on OTC swap agreements	50,751
Unrealized appreciation on OTC bond forward contracts	37,514
Unrealized appreciation on unfunded loan commitments	36,587
Receivable for Fund shares sold	18,119
Unrealized appreciation on OTC forward foreign currency exchange contracts	8,079
Prepaid expenses	13,622

Total Assets	145,312,983

Liabilities
Reverse repurchase agreements (cost $29,229,810)	29,300,194
Payable for investments purchased	2,190,916
Interest payable	1,204,300
Dividends and Distributions payable	716,868
Unrealized depreciation on OTC forward foreign currency exchange contracts	382,513
Accrued expenses and other liabilities	200,940
Premiums received for OTC swap agreements	27,233
Due to broker—variation margin futures	15,964
Management fee payable	13,660
Unrealized depreciation on unfunded loan commitment	10,221
Affiliated transfer agent fee payable	4,167
Due to broker—variation margin swaps	503
Unrealized depreciation on OTC swap agreements	67
Distribution fee payable	14

Total Liabilities	34,067,560

Commitment and Contingencies (Note 3)	—

Net Assets	$111,245,423

Net assets were comprised of:
Common shares, at par	$4,489
Paid-in capital in excess of par	110,882,700
Total distributable earnings (loss)	358,234

Net assets, December 31, 2025	$111,245,423

See Notes to Financial Statements.

PGIM Credit Income Fund 51

Statement of Assets and Liabilities

as of December 31, 2025

Class A

Net asset value and redemption price per share, ($10,336 ÷ 419 of common shares issued and outstanding)	$24.69
Maximum sales charge (2.50% of offering price)	0.63

Maximum offering price to public	$25.32

Class C

Net asset value, offering price and redemption price per share, ($10,326 ÷ 417 of common shares issued and outstanding)	$24.77

Class Z

Net asset value, offering price and redemption price per share, ($111,224,761 ÷ 4,488,475 of common shares issued and outstanding)	$24.78

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

Statement of Operations

Year Ended December 31, 2025

Net Investment Income (Loss)

Income
Interest income (net of $36 foreign withholding tax)	$11,562,436
Affiliated dividend income	92,705

Total income	11,655,141

Expenses
Management fee	1,548,350
Distribution fee(a)	182
Interest expense	1,471,699
Professional fees	346,375
Transfer agent’s fees and expenses (including affiliated expense of $52,917)(a)	211,309
Directors’ fees	176,000
Audit fee	75,000
Custodian and accounting fees	64,851
Registration fees	46,891
Shareholders’ reports	18,696
SEC registration fees	6,606
Miscellaneous	49,090

Total expenses	4,015,049
Less: Expense reimbursement(a)	(450,822)

Net expenses	3,564,227

Net investment income (loss)	8,090,914

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	316,827
Futures transactions	321,326
Forward currency contract transactions	(1,894,681)
Swap agreement transactions	(84,701)
Foreign currency transactions	534,128

(807,101)

Net change in unrealized appreciation (depreciation) on:
Investments	225,224
Futures	125,265
Bond forward contracts	37,514
Forward currency contracts	(640,352)
Swap agreements	487,194
Foreign currencies	(33,345)
Unfunded loan commitment	29,954
Reverse Repurchase Agreements	(70,384)

161,070

Net gain (loss) on investment and foreign currency transactions	(646,031)

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,444,883

See Notes to Financial Statements.

PGIM Credit Income Fund 53

Statement of Operations

Year Ended December 31, 2025

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z
Distribution fee	78	104	—
Transfer agent’s fees and expenses	67,100	63,981	80,228
Expense reimbursement	(67,121)	(64,003)	(319,698)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2025	2024

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,090,914	$9,403,976
Net realized gain (loss) on investment and foreign currency transactions	(807,101)	1,738,376
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	161,070	528,277

Net increase (decrease) in net assets resulting from operations	7,444,883	11,670,629

Dividends and Distributions
Distributions from distributable earnings
Class A	(863)	(967)
Class C	(835)	(883)
Class Z	(9,623,044)	(9,982,547)

	(9,624,742)	(9,984,397)

Tax return of capital distributions
Class A	(126)	—
Class C	(121)	—
Class Z	(1,401,317)	—

	(1,401,564)	—

Fund share transactions
Net proceeds from shares sold	4,226,833	30,002,669
Net asset value of shares issued in reinvestment of dividends and distributions	10,993	7,901,237
Cost of shares purchased	(1,128)	(296)

Net increase (decrease) in net assets from Fund share transactions	4,236,698	37,903,610

Total increase (decrease)	655,275	39,589,842

Net Assets:
Beginning of year	110,590,148	71,000,306

End of year	$111,245,423	$110,590,148

See Notes to Financial Statements.

PGIM Credit Income Fund 55

Statement of Cash Flows

For Year Ended December 31, 2025

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$7,444,883

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From
Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	66,060,197
Purchases of long-term portfolio investments, net of amounts payable	(70,611,051)
Net proceeds (purchases) of short-term portfolio investments	2,405,527
Net premiums (paid) received for swap agreements	(140,030)
Amortization of premium and accretion of discount on portfolio investments	(580,718)
Net realized (gain) loss on investment transactions	(316,827)
Net realized (gain) loss on futures transactions	(321,326)
Net realized (gain) loss on forward currency contract transactions	1,894,681
Net realized (gain) loss on swap agreement transactions	84,701
Net realized (gain) loss on foreign currency transactions	(534,128)
Net change in unrealized (appreciation) depreciation on investments	(225,224)
Net change in unrealized (appreciation) depreciation on futures	(125,265)
Net change in unrealized (appreciation) depreciation on bond forwards	(37,514)
Net change in unrealized (appreciation) depreciation on forward currency contracts	640,352
Net change in unrealized (appreciation) depreciation on swap agreements	(487,194)
Net change in unrealized (appreciation) depreciation on foreign currencies	33,345
Net change in unrealized (appreciation) depreciation on unfunded loan commitment	(29,954)
Net change in unrealized (appreciation) depreciation on reverse repurchase agreements	70,384
(Increase) Decrease In Assets:
Dividends and interest receivable	510,861
Prepaid expenses	7,079
Increase (Decrease) In Liabilities:
Interest payable	220,300
Dividends and Distributions payable	(463,852)
Accrued expenses and other liabilities	41,734
Due to broker - variation margin futures	6,886
Management fee payable	(26,797)
Due to broker - variation margin swaps	503
Distribution fee payable	4

Total adjustments	(1,923,326)

Net cash provided by (used for) operating activities	5,521,557

Effect of exchange rate changes on cash	(1,017,691)

Cash Flows Provided By (Used For) Financing Activities:
Proceeds from Fund shares sold, net of amounts receivable	4,208,714
Payment of Fund shares repurchased	(1,128)
Reverse repurchase agreements	2,198,081
Cash distributions to shareholders	(11,015,313)

Net cash provided by (used for) financing activities	(4,609,646)

Net increase (decrease) in cash and restricted cash, including foreign currency	(105,780)

Cash and restricted cash at beginning of year, including foreign currency	2,010,956

See Notes to Financial Statements.

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$1,905,176

Supplemental Disclosure of Cash Flow Information and non-cash activities:
Cash paid during the year for interest expense	$1,251,399
Non-cash purchases of investments	$16,340,421
Non-cash sales of investments	$15,700,381
Dividends and distributions payable	$716,868
Issuance of Common Shares in connection with distribution reinvestment plan	$10,993

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

December 31, 2025
Cash	$36,588
Foreign currency, at value	136,984
Restricted cash:
Cash segregated for counterparty - reverse repurchase agreements	1,261,604
Deposit with broker for centrally cleared/exchange-traded derivatives	470,000

Total Cash and Restricted Cash, Including Foreign Currency	$1,905,176

See Notes to Financial Statements.

PGIM Credit Income Fund 57

Financial Highlights

Class A Shares
	Year Ended December 31,		December 11, 2023(a) through December 31,
	2025	2024	2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.60	$25.19	$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.67	2.20	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.22)	0.54	0.22
Total from investment operations	1.45	2.74	0.31
Less Dividends and Distributions:
Dividends from net investment income	(1.95)	(2.33)	-(c)
Tax return of capital distributions	(0.32)	-	(0.11)
Distributions from net realized gains	(0.09)	-	(0.01)
Total dividends and distributions	(2.36)	(2.33)	(0.12)
Net asset value, end of period	$24.69	$25.60	$25.19
Total Return(d):	5.98%	11.28%	1.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10	$11	$10
Average net assets (000)	$10	$11	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	4.02%(f)	1.86%(f)	0.75%(g)
Expenses before waivers and/or expense reimbursement	647.90%	430.32%(f)	13.72%(g)
Net investment income (loss)	6.69%	8.59%	6.39%(g)
Portfolio turnover rate(h)	47%	55%	1%
Reverse repurchase agreements (000)	$29,300	$27,102	$-
Reverse repurchase agreements asset coverage ratio(i)	480%	508%	—%
Reverse repurchase agreements asset coverage per $1,000 of principal(i)	$4,797	$5,080	$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads or redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

Includes interest expense on reverse repurchase agreements of 1.35% and 1.01% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and December 31, 2024, respectively.

(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Financial Statements.

Class C Shares
	Year Ended December 31,		December 11, 2023(a) through December 31,
	2025	2024	2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.60	$25.19	$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.61	2.01	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.15)	0.54	0.22
Total from investment operations	1.46	2.55	0.30
Less Dividends and Distributions:
Dividends from net investment income	(1.88)	(2.14)	-(c)
Tax return of capital distributions	(0.32)	-	(0.11)
Distributions from net realized gains	(0.09)	-	(-)(c)
Total dividends and distributions	(2.29)	(2.14)	(0.11)
Net asset value, end of period	$24.77	$25.60	$25.19
Total Return(d):	6.04%	10.40%	1.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10	$11	$10
Average net assets (000)	$10	$11	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	4.27%(f)	2.61%(f)	1.50%(g)
Expenses before waivers and/or expense reimbursement	619.10%	400.40%(f)	14.47%(g)
Net investment income (loss)	6.44%	7.83%	5.65%(g)
Portfolio turnover rate(h)	47%	55%	1%
Reverse repurchase agreements (000)	$29,300	$27,102	$-
Reverse repurchase agreements asset coverage ratio(i)	480%	508%	—%
Reverse repurchase agreements asset coverage per $1,000 of principal(i)	$4,797	$5,080	$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

Includes interest expense on reverse repurchase agreements of 1.35% and 1.01% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and December 31, 2024, respectively.

(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Financial Statements.

Financial Highlights (continued)

Class Z Shares
	Year Ended December 31,		December 11, 2023(a) through December 31,
	2025	2024	2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.61	$25.19	$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.86	2.27	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.15)	0.54	0.22
Total from investment operations	1.71	2.81	0.32
Less Dividends and Distributions:
Dividends from net investment income	(2.13)	(2.39)	(0.01)
Tax return of capital distributions	(0.32)	-	(0.11)
Distributions from net realized gains	(0.09)	-	(0.01)
Total dividends and distributions	(2.54)	(2.39)	(0.13)
Net asset value, end of period	$24.78	$25.61	$25.19
Total Return(c):	7.07%	11.55%	1.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$111,225	$110,569	$70,980
Average net assets (000)	$108,723	$106,451	$70,609
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	3.27%(e)	1.62%(e)	0.50%(f)
Expenses before waivers and/or expense reimbursement	3.57%	3.80%(e)	4.86%(f)
Net investment income (loss)	7.44%	8.83%	6.62%(f)
Portfolio turnover rate(g)	47%	55%	1%
Reverse repurchase agreements (000)	$29,300	$27,102	$-
Reverse repurchase agreements asset coverage ratio(h)	480%	508%	—%
Reverse repurchase agreements asset coverage per $1,000 of principal(h)	$4,797	$5,080	$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense on reverse repurchase agreements of 1.35% and 1.02% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and December 31, 2024, respectively.

(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), is a diversified closed-end management investment company with a limited operating history registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and is operated as an “interval fund.” The Fund elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on December 11, 2023.

The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares.

The Fund’s investment objective is to seek total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Fund’s financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as the Fund’s chief operating decision maker (“CODM”). The CODM has determined that the Fund has a single operating segment as the CODM monitors the

PGIM Credit Income Fund 61

Notes to Financial Statements (continued)

operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its respective prospectus, based on a defined investment strategy which is executed by the Fund’s subadviser.

The CODM allocates resources and assesses performance based on the operating results of the Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades.

Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

Private debt/loans are generally valued at prices obtained by independent valuation providers. Such valuation providers typically utilize the income approach as the primary methodology, but may use other fair value approaches based on facts and circumstances. Valuations received from the independent valuation providers are reviewed by the Valuation Designee to ensure the valuations are in accordance with the Fund’s valuation policies and procedures as well as all relevant valuation and accounting standards. Private debt/loans are generally classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an

PGIM Credit Income Fund 63

Notes to Financial Statements (continued)

approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Bond Forward Contracts: The Fund invested in bond forward contracts which are primarily used to hedge its exposure to interest rate fluctuations. These transactions involve a commitment by the Fund to purchase or sell a specific bond at a future date for a predetermined fixed price and with no upfront payments. Bond forward contracts are valued daily at the current underlying bond forward price and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on bond forward contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference of the agreed upon forward price and the actual price of the security at settlement. This gain (loss), if any, is included in net realized gain (loss) on bond forward transactions.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross

PGIM Credit Income Fund 65

Notes to Financial Statements (continued)

currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively, a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount.

PGIM Credit Income Fund 67

Notes to Financial Statements (continued)

The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Reverse Repurchase Agreements: The Fund enters reverse repurchase agreements with qualified third-party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Fund upon the maturity of the transaction. During the term of the agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a

PGIM Credit Income Fund 69

Notes to Financial Statements (continued)

decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value (“NAV”). The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Code applicable to RICs and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial

PGIM Credit Income Fund 71

Notes to Financial Statements (continued)

statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has entered into a management agreement (the “Management Agreement”) with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the Fund’s subadvisor’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., together with PGIM Limited, which provides subadvisory services to the Fund through PGIM, Inc.’s business units, PGIM Fixed Income and PGIM Private Capital (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the Management Agreement are computed daily and paid monthly. For the reporting period ended December 31, 2025, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.10% of average daily total managed assets	1.10%

“Total managed assets” means total assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and any preferred shares that may be outstanding, if issued) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding common shares and preferred shares issued by the Fund. For purposes of this calculation, average daily value of the Fund’s total managed assets is determined at the end of each month on the basis of the average value of the Fund’s total managed assets of the Fund for each day during the month.

Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from effectiveness of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets (annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. As of December 31, 2025, under the ELRA, the amount eligible for potential recoupment with respective expiration dates are as follows:

Expiration Date	Recoupment Amount

December 31, 2026	$ 575,936

December 31, 2027	1,131,863

December 31, 2028	450,822

Total fee waivers/expense reimbursements subject to recapture	$2,158,621

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of: (i) the Management Fee, (ii) the distribution and servicing fee (the “Distribution and Service Fee”), (iii) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.75%	0.75%

C	1.00	1.00

Z	N/A	N/A

For the year ended December 31, 2025, PIMS did not receive any front-end sales charges resulting from sales of Class A shares, contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders, or early redemption fees resulting from redemptions of certain share classes.

PGIM Investments, PGIM, Inc., PGIM Limited, and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Credit Income Fund 73

Notes to Financial Statements (continued)

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended December 31, 2025, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2025, were as follows:

Cost of Purchases	Proceeds from Sales

$68,905,623	$65,375,768

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2025, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(wb)

$4,177,562	$51,380,875	$53,786,402	$—	$—	$1,772,035	1,772,035	$92,705	$—

$4,177,562	$51,380,875	$53,786,402	$—	$—	$1,772,035		$92,705	$—

(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended December 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$9,213,789	$410,953	$1,401,564	$11,026,306

For the year ended December 31, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$9,984,397	$—	$—	$9,984,397

As of December 31, 2025, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of December 31, 2025 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$138,155,478	$4,614,668	$(3,086,108)	$1,528,560

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sale, swap income accruals, difference in the treatment of premium amortization and mark-to-market of futures and forwards contracts.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of December 31, 2025 which can be carried forward for an unlimited period. No capital

PGIM Credit Income Fund 75

Notes to Financial Statements (continued)

gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$—	$494,000

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (December 31, 2026).

Qualified Late-Year Losses	Post-October Capital Losses

$(336,000)	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended December 31, 2025 are subject to such review.

7.	Capital and Ownership

The Fund offers three classes of its common shares on a continuous basis: Class A Common Shares (“Class A Shares”), Class C Common Shares (“Class C Shares”), and Class Z Common Shares (“Class Z Shares”). The Fund may offer additional classes of its Common Shares in the future.

Class A Shares are subject to a sales load of up to 2.50% of the total offering price (including sales load). Class A Share investors who purchase $250,000 or more of Class A Shares (or otherwise qualify through utilization of the Rights of Accumulation, Letter of Intent, or 90-Day Repurchase Privilege) will not be subject to a sales load. A contingent deferred sales charge (“CDSC”) of 1.50% will be assessed on Class A Shares purchased without a sales charge if the shares are repurchased during the first 12 months after their purchase. In addition, a CDSC of 1.00% will be assessed on Class C Shares if the shares are repurchased during the first 12 months after their purchase.

Class Z Shares are not subject to a sales load.

The Fund is authorized to issue an unlimited number of shares, $0.001 par value per share.

As of December 31, 2025, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	419	100.0%
C	417	100.0
Z	4,318,118	96.2

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	96.2%
Unaffiliated	—	—

Transactions in shares of Common Shares were as follows:

Share Class	Shares	Amount

Class A*

Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	17	$ 422

Net increase (decrease) in shares outstanding	17	$ 422

Class C*

Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	15	$ 384

Net increase (decrease) in shares outstanding	15	$ 384

Class Z

Year ended December 31, 2025:

Shares sold	169,862	$ 4,226,833

Shares issued in reinvestment of dividends and distributions	444	10,993

Shares purchased	(46)	(1,128)

Net increase (decrease) in shares outstanding	170,260	$ 4,236,698

Year ended December 31, 2024:

Shares sold	1,192,000	$30,002,669

Shares issued in reinvestment of dividends and distributions	308,693	7,900,431

Shares purchased	(11)	(296)

Net increase (decrease) in shares outstanding	1,500,682	$37,902,804

*	No capital stock activity on Class A and C for the year ended December 31, 2025.

Repurchase Offers: The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV,

PGIM Credit Income Fund 77

Notes to Financial Statements (continued)

reduced by any applicable redemption fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV on the repurchase request deadline at the net asset value per Common Share as of the repurchase pricing date. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The results of the repurchase offers for the years ended December 31, 2025 and December 31, 2024 are as follows:

Commencement Date	Deadline Date	Pricing Date	Total Shares Repurchased	Total Amount Repurchased	Percentage of Outstanding Shares Repurchased

June 27, 2024	July 26, 2024	July 26, 2024	11	$ 296	0.00%

September 27, 2024	October 25, 2024	October 25, 2024	—	—	—

December 30, 2024	January 28, 2025	January 28, 2025	—	—	—

March 27, 2025	April 24, 2025	April 24, 2025	44	1,076	0.00

June 27, 2025	July 28, 2025	July 28, 2025	—	—	—

September 29, 2025	October 28, 2025	October 28, 2025	2	52	0.00

8.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Limited History of Operations: The Fund is a diversified, closed-end management investment company with limited history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have limited track record or history on which to base their investment decision.

General, Market and Economic Risks: Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions. International wars or conflicts (such as those in the Middle East and Ukraine) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the U.S. or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the COVID-19 pandemic, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objectives. Because the NAV of the Common Shares will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the NAV of the Common Shares decreases. As with any security, a complete loss of your investment is possible.

Repurchase Offers Risk: Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

PGIM Credit Income Fund 79

Notes to Financial Statements (continued)

In the event that shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined.

Illiquid Investment Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid securities. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. The Fund may also invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.

Distributions Risk: There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk: In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Valuation Risk: The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadvisers with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s independent valuation advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of shareholders whose shares are repurchased or new purchasers of the Common Shares, depending on whether the Fund’s published NAV per share for such class is overstated or understated.

Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

PGIM Credit Income Fund 81

Notes to Financial Statements (continued)

In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’ credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.

Loan Origination Risk: The Subadvisers will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Subadvisers and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

In accordance with applicable law, the Fund’s ability to acquire loans could be dependent on the existence and performance of PGIM’s origination platform, which includes other funds’ managed by PGIM and enables PGIM to commit in size to multiple deals. Therefore, a decrease in PGIM’s origination platform or its inability to acquire investments suitable for the Fund could reduce or possibly eliminate the ability of the Fund to participate in certain loans within the Fund’s investment objective and would have a material adverse effect on the Fund’s performance. Other PGIM funds could be subject to certain restrictions on the types of investments they can make, and such restrictions may in effect limit the types of investments the Fund could make to the extent that the Fund is dependent on PGIM’s origination platform.

Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. PGIM may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. Loan origination may also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions, and the scope of these regulatory requirements (and certain permitted exemptions) may vary from jurisdiction to jurisdiction and may change from time to time. In addition, in originating loans, the Fund will compete with a broad spectrum of lenders, some of which may have greater financial resources than the Fund, and some of which may be willing to lend money on better terms (from a borrower’s standpoint) than the Fund. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Subadvisers will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Fixed Income Instruments Risk: In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

●

Issuer Risk: The value of the Fund’s fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

●

Interest Rate Risk: The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

PGIM Credit Income Fund 83

Notes to Financial Statements (continued)

●

Duration Risk: Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

●

Floating-Rate and Fixed-to-Floating-Rate Securities Risk: The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

●

Prepayment Risk: During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

●

Extension Risk: During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

●

Reinvestment Risk: Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

●	Spread Risk: Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security held by the Fund widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

●

Refinancing Risk: This is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV or overall return.

●

Credit Risk: Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk: The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may

PGIM Credit Income Fund 85

Notes to Financial Statements (continued)

experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default.

The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings.

In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. The Subadvisers’ judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear.

Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what the Subadvisers believe to be the ultimate value of such instruments.

Distressed and Defaulted Obligations Risk: The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new investment the value of which will be less than the purchase price to the Fund of the investment in respect to which such distribution was made.

Subprime Risk: Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics

PGIM Credit Income Fund 87

Notes to Financial Statements (continued)

and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities.

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

In the U.S., inflation has accelerated in recent years as a result of global supply chain disruptions, a rise in energy prices, strong consumer spending, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation could become a serious problem in the future and have an adverse impact on the Fund’s returns.

Derivatives Risk: The Fund’s investments in derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

●

Counterparty Risk: The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased.

●	Currency Risk: The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Fund investment.

●	Leverage Risk: The Fund may use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

●

Liquidity Risk: The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

●

Correlation Risk: The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadvisers to predict pertinent market movements, which cannot be assured.

●

Index Risk: If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

●

Regulatory Risk: Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements have recently been phased in. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

●

Credit Default Swaps Risk: Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such

PGIM Credit Income Fund 89

Notes to Financial Statements (continued)

deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

Leverage Risk: Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates special risks and considerations for Common Shareholders, including:

●	the likelihood of greater volatility of NAV of Common Shares than a comparable fund without leverage;

●

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

●

magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and

●	leverage may increase expenses (which will be borne entirely by the Shareholders), which may reduce the Fund’s NAV and the total return to Shareholders.

Allocation of Investment Opportunities Risk: Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund may seek to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be some overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts from time to time, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Shareholders should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

Non-U.S. Investment Risks: The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the U.S. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

“Covenant-Lite” Risk: Some of the debt obligations, loans or other securities in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Senior Debt Risk: The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

PGIM Credit Income Fund 91

Notes to Financial Statements (continued)

Confidential Information Access Risk: In managing the Fund (and other PGIM clients), PGIM may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Pursuant to applicable policies and procedures, PGIM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. PGIM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

9.	Recent Accounting Pronouncement and Regulatory Developments

During the reporting period, the Fund adopted Accounting Standards Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendments enhance income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. The Fund did not pay a significant amount of foreign or U.S. federal, state or local income taxes and therefore did not include any additional disclosures in these financial statements.

10.	Subsequent Events

The Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of December 31, 2025 except as discussed below.

On January 12, 2026, the Fund formed a wholly owned subsidiary, PGIM CIF CA LLC. The Fund will consolidate the financial position and results of operations of its wholly owned subsidiary beginning in the Fund’s next reporting period.

On January 28, 2026, the Fund declared monthly distributions of $0.08582 per share for Class A, $0.08225 per share for Class C, and $0.09636 per share for Class Z, payable on January 30, 2026, to shareholders of record on January 29, 2026. The ex-date is January 30, 2026.

On February 25, 2026, the Fund declared monthly distributions of $0.15605 per share for Class A, $0.15116 per share for Class C, and $0.17060 per share for Class Z, payable on

February 27, 2026, to shareholders of record on February 26, 2026. The ex-date is February 27, 2026.

PGIM Credit Income Fund 93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM Credit Income Fund and Shareholders of PGIM Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Credit Income Fund (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2025 and for the period December 11, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the two years in the period ended December 31, 2025 and for the period December 11, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, issuers of privately held securities, agent banks and brokers; when replies were not received from issuers of privately held securities, agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2026

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

For the year ended December 31, 2025, the PGIM Credit Income Fund (the “Fund”) reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD); and 4) interest dividends that are eligible to be treated as interest income in accordance with Section 163(j):

Fund	QDI	DRD	IRD	163(j)
PGIM Credit Income Fund	3.09%	0.00%	16.59%	72.29%

PGIM Credit Income Fund 95

Other Information

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM CREDIT INCOME FUND

PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Trustees on its common shares of beneficial interest (the “Common Shares”):

1. Unless a shareholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Trustees shall be payable in Common Shares of the Fund, and no action shall be required on such shareholder’s part to receive a Distribution in Common Shares.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Trustees to shareholders of record at the close of business on the record date(s) established by the Board of Trustees for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Shares acquired pursuant to the Plan for each shareholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of shareholders such as banks, brokers or nominees that hold the Common Shares of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified by the record shareholders as representing the total amount registered in such shareholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the shareholder’s behalf, will receive additional authorized Common Shares from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Shares issued to a shareholder under the Plan. All Common Shares purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Shares pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A shareholder may, however, elect to receive Distributions in cash. To exercise this option, such shareholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Trustees for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) of Common Shares of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Common Shares issued pursuant to the Plan will have the same voting rights as the Common Shares issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by accessing the ‘Account Maintenance Form’ via the Plan Administrator’s website at www.pgim.com/ investments, and sending it to the Plan Administrator at PGIM Investments, PO Box 219929, Kansas City, MO 64121-9929 or by calling the Plan Administrator at (844) 753-6354. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Shares as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Shares on behalf of the terminating Participant. In the event reinvestment is made, the Plan Administrator will process the

PGIM Credit Income Fund 97

Other Information (continued)

termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: November 9, 2023

Amended: July 31, 2024

      August 18, 2025

TRUSTEES AND OFFICERS (unaudited)

The Fund’s Board of Trustees (the “Board of Trustees” or the “Board” and the members thereof, the “Trustees”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the trustees of investment companies by the Investment Company Act of 1940, as amended (the “Investment Company Act”) and applicable Delaware law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Information about the Board of Trustees and officers is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Independent Trustees.” Trustees who are not deemed to be Independent Trustees are referred to as “Interested Trustees.”

The Fund’s executive officers are elected by the Board to hold office until their respective successors are duly elected and qualify. Unless noted otherwise, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Biographical Information of the Board of Trustees. Certain biographical and other information relating to the Trustees of the Fund is set out below.

The Fund’s Statement of Additional Information includes additional information about Directors.

Independent Trustees

Name	Principal Occupation(s)	Other Directorships	Length of Board
Year of Birth	During Past Five Years	Held During	Service
Position(s)		Past Five Years
Portfolios Overseen

Morris L. McNair, III 1968 Trustee Portfolios Overseen: 46	Chairman of SG Credit Partners, Inc. (lower middle market lender) (August 2019–Present); Chief Executive Officer of MidMark Financial Group, Inc. (specialty finance business) (February 2019–Present); formerly, Founding Partner of Virgo Investment Group (middle-market opportunistic private equity fund) (2010–2019); formerly, Investment Professional, Silver Point Capital (2007–2009); formerly, Senior Managing Director at CIT (2001–2007); formerly, Vice President Wachovia’s Corporate Banking Group (1993–2001).	Formerly, Director, Lease Corporation of America (2013–2022); formerly, Director, Stonegate Capital (Co-Chairman) (2017–2019); formerly, Director; AgResource Management/Agrifund (Chairman) (2016–2019); formerly, Director, NOW Account Network Corporation (2014–2019); formerly, Director, HPF Service (Chairman) (2013–2019); formerly, Director, Zippy Shell Incorporated (Chairman) (2015–2018); formerly, Director, Ygrene Energy Fund (2014–2018).	Since September 2023

PGIM Credit Income Fund

Name	Principal Occupation(s)	Other Directorships	Length of Board
Year of Birth	During Past Five Years	Held During	Service
Position(s)		Past Five Years
Portfolios Overseen

Mary Lee Schneider 1962 Trustee Portfolios Overseen: 46	Formerly, President & Chief Executive Officer of SG360° (direct marketing communications) (2015–2018); formerly, President & Chief Executive Officer of Follett Corp. (PreK-12 Educational Technology & Services) (2012–2015); formerly, President, Digital Solutions & Chief Technology Officer for RR Donnelley (communications company for marketing, commercial printing and related services) (1992–2012); formerly, McGraw Hill’s Business Week Magazine (1987–1992); Time Warner (1985–1987).	Independent Director, Propelis (formerly, SGS & Co.) (a global brand agency) (2023-Present); Independent Director, The Larry H. Miller Company (holding company comprised of real estate, senior healthcare, sports/ entertainment businesses and various minority/majority investments) (2015-Present); Trustee, Penn State University’s Board of Trustees (2015-Present); Member, Penn State Investment Council (2023-Present); Life Director, Chicago Public Library Foundation (2014-present); Member, Mercy Home for Boys & Girls’ Leader Council (2014-Present); Executive Service Corps of Chicago (2025 to present).	Since September 2023

Thomas M. Turpin 1960 Trustee and Chairperson Portfolios Overseen: 46	Formerly, Chief Operating Officer at Heitman LLC (global real estate investment firm) (2013–2018); formerly, Chief Operating Officer and Chief Executive Officer of Old Mutual US Asset Management (institutional and retail asset management business) (2002–2010); formerly, Managing Director and Head of Defined Contribution Plans, Putnam (2000–2001); formerly, Managing Director and Chief Administrative Officer of the Institutional, Retail and Defined Contributions Business; Putnam Investments (1993-1999); formerly, Trust Accountant, Financial Analyst, Controller of Institutional group; formerly, Manager, Global Cash and Securities Processing Group The Boston Company (now part of BNY Mellon) (1982–1993).	Formerly, Director-Old Mutual Asset Management Trust Co. (2009–2010); formerly, Trustee-Old Mutual Advisors Fund II (2008–2010); formerly, Board Member of numerous investment boutiques majority owned by Old Mutual Asset Management (2004–2010).	Since September 2023

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Interested Trustee

Name	Principal Occupation(s)	Other Directorships	Length of Board
Year of Birth	During Past Five Years	Held During	Service
Position(s)		Past Five Years
Portfolios Overseen

Scott E. Benjamin 1973 Trustee & Vice President Portfolios Overseen: 149	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President, Global Product Management and Marketing (since February 2006) of PGIM Investments LLC; Vice President (since March 2022) of the PGIM Alternatives Funds and (since March 2010) of the PGIM Retail Funds; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None	Since September 2023

Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)

Name	Principal Occupation(s) During Past Five Years	Length of
Year of Birth		Service as
Fund Position		Fund Officer

Stuart S. Parker 1962 President and Principal Executive Officer	President, Chief Executive Officer and Officer in Charge (since January 2012) of PGIM Investments LLC; President and Principal Executive Officer (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; formerly Chief Operating Officer for PGIM Investments LLC (January 2012 - January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	Since September 2023

PGIM Credit Income Fund

Name	Principal Occupation(s) During Past Five Years	Length of
Year of Birth		Service as
Fund Position		Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel (since August 2020) of AST Investment Services, Inc.; formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since September 2023

Dino Capasso 1974 Chief Compliance Officer	Vice President (since June 2024) of PGIM Investments LLC; Chief Compliance Officer (since July 2024) of the PGIM Retail Funds, Prudential Annuities Funds and PGIM Alternatives Funds; formerly Chief Compliance Officer and Vice President (May 2022 - May 2024) of T. Rowe Price Associates, Inc., T. Rowe Price Investment Management, Inc., and the T. Rowe Price mutual fund complex; formerly Chief Compliance Officer (September 2019 - April 2022) of PGIM Investments LLC and AST Investment Services, Inc. (ASTIS); formerly Chief Compliance Officer (July 2019 – April 2022) of the PGIM Retail Funds and Prudential Annuities Funds and (March 2022 – April 2022) of PGIM Private Real Estate Fund, Inc.; formerly Vice President and Deputy Chief Compliance Officer (June 2017 - September 2019) of PGIM Investments LLC and ASTIS.	Since July 2024

Andrew R. French 1962 Secretary	Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential.	Since September 2023

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary of DC Solutions (since August 2025); Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Vice President and Assistant Secretary (since June 2025) of AST Investment Services, Inc.; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since September 2023

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Name	Principal Occupation(s) During Past Five Years	Length of
Year of Birth		Service as
Fund Position		Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Director and Corporate Counsel (since February 2017) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.	Since September 2023

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November 2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since September 2023

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since September 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since September 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations (since 2010) of Prudential Mutual Fund Services LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since March 2015) of the PGIM Retail Funds.	Since September 2023

PGIM Credit Income Fund

Name	Principal Occupation(s) During Past Five Years	Length of
Year of Birth		Service as
Fund Position		Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Investment Operations (since November 2018) of PGIM Investments LLC; Chief Financial Officer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM Alternatives Funds; formerly Treasurer and Principal Financial Officer (January 2019 – March 2023) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since September 2023

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the Prudential Annuities Funds; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since September 2023

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund, (since March 2022) of the PGIM Private Real Estate Fund, Inc., and (since October 2019) of the PGIM Retail Funds; formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since September 2023

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since September 2023

(a)	Excludes Mr. Benjamin, Interested Trustee of the Fund, who also serves as Vice President of the Fund. See biography above.

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Explanatory Notes to Tables:

° Trustees are deemed to be “interested,” as defined in the Investment Company Act, by reason of his or her affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

° Unless noted otherwise, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

° “Other Directorship Held” includes only Directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the Investment Company Act.

° “Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include:The “PGIM Retail Funds” (currently consisting of the PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund); The “Prudential Annuities Funds” (currently consisting of The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust); and The “PGIM Alternatives Funds” (currently consisting of PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, and PGIM Credit Income Fund).

° As used in the Fund Officers table, “Prudential” means The Prudential Insurance Company of America.

PGIM Credit Income Fund

US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will disclose your personal information within Prudential and your right to opt out of such disclosing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information in accordance with applicable law. These measures include but are not limited to computer safeguards and secured files and buildings. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Categories of Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you indirectly, such as through third parties, such as employers, credit bureaus, and other financial institutions. Collectively, this personal information includes, for example:

●	Personal Identifiers: Name, address, email address, telephone number, other contact information, and Government ID

●	Financial and Employment Information: Employment and occupation, demographic, income, and financial information, transaction history

●	Information related to Health: Information related to health for insurance applications & products

●

Consumer Reports & Third-Party Data: Consumer reports from consumer reporting agencies, participant information from organizations that purchase products or services from us for the benefit of their membersor employees

●	Biometric and Sensory Data: Video and audio recordings, and biometric data

●	Internet or Network Activity: Information gathered from your internet or network activity

●	Internal Investigations: Information gathered as part of internal investigations

We do not control the accuracy of information outside sources give us. If you want to make any changes to information we receive from others about you, you must contact those sources.

Using Your Personal Information

We may use the categories of personal information listed above for various business purposes, including:

●	Normal everyday business purposes, such as providing services to you, administrating your products, account, or policy, running our business, and processing claims and other transactions

●	Strategic planning and effectuating certain business relationships and partnerships

●	Business research and analysis

●

Data analytics, modeling (such as predictive modeling), the deployment of automated tools, and in certain instances, artificial intelligence in accordance with applicable law or other regulatory guidance

●	Marketing products and services of Prudential and other companies that may interest you

●	Detecting and preventing identity theft, fraud, or misuse of your accounts

●	As required by law or to comply with applicable laws

Disclosing Your Personal Information

We may disclose the categories of personal information listed above, including information about your transactions and experiences, for the following:

●	We share information among Prudential companies and with non-Prudential companies that provide services for our business needs, such as account/policy administration and marketing.

●	Limited information may be shared with business partners and service providers to manage business partnerships.

●	We may disclose your information to another financial institution if you consent to transfer your account or policy.

●	We share information as permitted or required by law, including with law enforcement and regulators, in response to subpoenas, and to prevent fraud.

●	For products obtained through an employer or organization-sponsored plan, we disclose information as allowed by the plan agreement or our agreement with you.

●	We may share consumer report information among Prudential companies, including information from credit reports and other sources, but you can limit this sharing as described in this notice.

We do not share your personal information or phone number with non-Prudential companies for their marketing or text messaging purposes without your consent. We may tell you about a product or service other companies offer and, if you respond, that company will know we selected you to receive the information. Prudential companies may contact you via text messaging only with your prior express written consent.

Note: PGIM, Inc. and its affiliates do not sell or share Personal Information but may disclose it internally and to carefully vetted business partners and contractors, who are contractually obligated to protect your data. These third parties are thoroughly assessed to ensure they provide adequate data protection before any partnership is established.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.

●	Call us at: 1-877-248-4019

Note that you are not able to limit our ability to disclose or share your personal information among Prudential companies and with other non-affiliated companies for servicing and administration purposes or where such disclosures are made as permitted by law.

Questions?

If you have any questions or concerns about how we protect, use, and disclose your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019. We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts:

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies:

Prudential Insurance Agency, LLC;

Broker-Dealers and Registered Investment Advisers:

AST Investment Services, Inc. ; Prudential Annuities Distributors, Inc. ; Pruco Securities, LLC; PGIM, Inc. ; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC ; PGIM Multi-Asset Solutions, LLC, PGIM Real Estate Advisors LLC; Deerpath Capital Management LP; Montana Capital Partners AG

Bank and Trust Companies:

Prudential Trust Company

Investment Companies and Other Investment Vehicles:

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies:

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; PGIM Real Estate Finance, LLC; High Peak Innovations, LLC

Vermont Residents: We will not disclose information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 01/01/26

D6021

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/us/en/

Newark, NJ 07102		intermediary/investment-

capabilities/products/

alternatives/

pgim-credit-income-fund

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Morris L. McNair III ● Mary Lee Schneider ● Thomas M. Turpin ● Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Elyse M. McLaughlin, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISERS	PGIM, Inc.	655 Broad Street
Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 219929
	Services LLC	Kansas City, MO 64121

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Simpson Thacher & Bartlett	425 Lexington Avenue
	LLP	New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/us/en/intermediary/investment-capabilities/products/alternatives/pgim-credit-income-fund or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Credit Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED
FEDERAL GOVERNMENT AGENCY		BY ANY BANK OR ANY BANK AFFILIATE

PGIM INVESTMENTS

PGIM CREDIT INCOME FUND

SHARE CLASS	A	C	Z
NASDAQ	PGIZX	PGAJX	PGIWX
CUSIP	69434A207	69434A306	69434A108

MF253E

PGIM CREDITINCOME FUND SHARE CLASSA CZ NASDAQ PGIZXPGAJX PGIWX CUSIP 69434A207 69434A306 69434A108 MF253E

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Morris L. McNair, III, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $75,000 and $75,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2025 and December 31, 2024: none.

(c) Tax Fees

For the fiscal years ended December 31, 2025 and December 31, 2024: none.

(d) All Other Fees

For the fiscal years ended December 31, 2025 and December 31, 2024: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024

4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2025 and December 31, 2024 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Morris L. McNair, III (Chair), Mary Lee Schneider, and Thomas M. Turpin.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not applicable.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – None.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PGIM Fixed Income

PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

As of the date of filing this report, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund. The following individuals have served in this role since December 2023.

Richard Piccirillo is a Managing Director and one of the co-heads on PGIM’s Multi-Sector Team. Mr. Piccirillo had specialized in mortgage[1]and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Tyler Thorn is a Managing Director and a portfolio manager on PGIM’s Multi-Sector Team. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.

Edwin Wilches, CFA, is a Managing Director and Co-Head of PGIM’s Securitized Products Team which includes public and private markets. Mr. Wilches oversees securitized product security selection across the Firm’s fixed income investment strategies and is also a portfolio manager for Collateralized Loan Obligation (“CLO”), securitized product, and credit income strategies. Additionally, Mr. Wilches oversees the Firm’s private Asset-Based Finance (“ABF”) platform. Mr. Wilches is an active member in multiple trade associations across the US and European markets seeking to represent our client’s best interests and to help promote a functioning market structure. He also plays an active leadership role in PGIM’s employee affinity groups and is a member of PGIM’s Latinx Executive Leadership Team. Prior to his current responsibilities, Mr. Wilches was responsible for managing and trading the Firm’s investments in CLO tranches and supporting the Dryden CLO platform. Earlier, Mr. Wilches was a member of the CDO analyst team, business and product development team and fixed income operations team. Mr. Wilches joined the Firm in 2003. He received a BA in Economics from Rutgers University, an MBA from New York University and holds the Chartered Financial Analyst (CFA) designation.

Brian Juliano is a Managing Director and Head of PGIM’s U.S. Leveraged Loan Team. He is also the Co-Head of PGIM’s U.S. CLO business and is a portfolio manager for the Firm’s investments in CLO tranches and PGIM Large Cap Private Credit Team. Before joining the Bank Loan Team in 2003, Mr. Juliano was a CDO analyst and member of the CDO Business Team for the Firm and a manager in financial analysis in the Finance Group, where he was responsible for the finance function of various investment subsidiaries. Mr. Juliano joined the Firm in 2000. Previously, he was a consultant at Deloitte & Touche, where he worked on investment strategy and tax compliance of high net worth individuals. Mr. Juliano received a BS in Finance and an MBA in Finance and Accounting from New York University.

Other Accounts Managed by the Portfolio Managers. The following table sets forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2025 below.

The following table identifies, as of December 31, 2025: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is base on performance.

Richard Piccirillo

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	48	$ 116,338	0	$ 0
Pooled Investment Vehicles Other Than Registered Investment Companies	23	$ 45,744	1	$ 52
Other Accounts	155	$ 124,453	8	$ 6,478

Tyler Thorn

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	39	$ 107,783	0	$ 0
Pooled Investment Vehicles Other Than Registered Investment Companies	21	$ 34,825	1	$ 52
Other Accounts	85	$ 55,049	3	$ 1,625

Edwin Wilches

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	65	$ 54,203	0	$ 0
Pooled Investment Vehicles Other Than Registered Investment Companies	34	$ 12,759	0	$ 0
Other Accounts	386	$ 78,924	12	$ 1,024

Brian Juliano
(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	29	$ 27,799	0	$ 0
Pooled Investment Vehicles Other Than Registered Investment Companies	69	$ 26,131	1	$ 442
Other Accounts	133	$ 26,027	4	$ 437

Compensation and Conflicts Disclosure:

PGIM, Inc. (PGIM)

Compensation

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

The PGIM Fixed Income unit within PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;
●	the number of investment professionals receiving a bonus and related peer group compensation;
●	financial metrics of the business relative to those of appropriate peer groups; and
●	investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. In addition, PGIM Fixed Income may, in the future, grant carried interest awards which would allow certain investment professionals to receive a portion of the carried interest or other performance-related remuneration related to an investment vehicle or mandate. The CEO of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

Securities Ownership of Portfolio Managers

As of the date of this annual report, none of the portfolio managers beneficially owned any securities issued by the Fund.

Conflicts of Interest

Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

●	elimination of the conflict;
●	disclosure of the conflict; or
●	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●

Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●

Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have a financial incentive to prefer accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for our affiliate. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

●

Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

●

Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

●

Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

●

Investment at different levels of an issuer’s capital structure - There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. Additionally,, PGIM Fixed Income may invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) while simultaneously investing one or more clients in different classes or tranches of securities within the same vehicle. These different securities can have varying voting rights, dividend or repayment priorities, rights in bankruptcy, or other features that conflict with one another. In some cases particularly with private securitized products and asset-based finance investments where clients own all or a significant portion of the outstanding securities or obligations PGIM Fixed Income has, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

●

Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchange-traded funds (“ETFs”), mutual funds, private funds and (through a retirement plan) collective investment trusts. PGIM Fixed Income may also provide financing to facilitate the investment by its investment professional in certain of its private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan are affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

●

Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s direction or consent. In some cases, when such a client requests additional information prior to giving its direction or consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.

●

Co-Investments - From time to time, PGIM Fixed Income offers certain entities (“Co-Investors”) co-investment opportunities, in which these Co-Investors will be offered the opportunity to participate directly in certain investments that PGIM Fixed Income is making for their clients (including funds that they manage). Co-investment opportunities may be offered to current clients, investors in PGIM Fixed Income funds or other third parties. Except to the extent a client or investor has entered into an agreement pursuant to which PGIM Fixed Income has granted such client or investor a right with respect to co-investment opportunities, clients and investors should be aware that they have no such right and should not expect that they will be offered any co-investment opportunities.

Generally, PGIM Fixed Income’s decision to grant co-investment rights will be based on the expectation of a commercial benefit to PGIM Fixed Income from a potential Co-Investor, such as increased management fees or other compensation resulting from a continued, increased or future investment in funds or accounts PGIM Fixed Income manages by such potential Co-Investor. Other factors PGIM Fixed Income may consider in deciding whether or not to grant co-investment rights may include: (i) whether a potential Co-Investor has demonstrated, or has the potential to demonstrate, a long-term and/or continuing commitment to the potential success of its firm or products; (ii) their assessment of a potential Co-Investor’s ability to timely execute and fund co-investment opportunities; (iii) whether a potential Co-Investor has a history of successfully participating in co-investment programs; and (iv) the overall strategic value to PGIM Fixed Income of offering a co-investment opportunity to such potential Co-Investor.

PGIM Fixed Income may grant co-investment opportunities to Co-Investors on terms and conditions that are more favorable than those of its other clients and investors. For example, such terms may include:

○	Management fees and/or incentive compensation (including carried interest) that is reduced or waived;
○	Rights to participate in follow-on investments; and

○

With respect to investments held by Co-investors, rights to be notified of sales of the same or similar investments by their other clients and rights to participate alongside such clients in the sale of investments held by Co-investors.

●

Co-investment opportunities will be offered to Co-Investors irrespective of whether the available investment opportunity exceeds the aggregate appetite of PGIM Fixed Income’s other client accounts for such investment. Accordingly, the participation of a Co-Investor will, under some circumstances, reduce the amount of the investment opportunity available to PGIM Fixed Income’s other clients. This presents a conflict of interest in allocating investment opportunities because PGIM Fixed Income can be considered to have the incentive to allocate a greater portion of an investment opportunity to a Co-Investor than they otherwise would because of the potential commercial benefit to them from the co-investment relationship.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

●

Each quarter, one or both of PGIM Fixed Income’s co-chief investment officers hold a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. During these meetings, they review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

●

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large trade activity, which includes block trades. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

●

PGIM Fixed Income has procedures that specifically address conflicts related to its side-by-side management of certain long/short and long only portfolios. These procedures are designed to address potential conflicts that could arise from differing positions across accounts, including situations where one account holds a long position in a security while another holds a short position. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

●

Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or sub-advises for one or more affiliates. In choosing to invest client assets in such affiliated funds, PGIM Fixed Income could be considered to have a financial incentive to prefer investing client assets in such funds instead of in funds, investments or products managed or sponsored by parties that are not affiliated with PGIM Fixed Income. Investments in affiliated funds may, for example, benefit PGIM Fixed Income and/or its affiliates through increasing assets under management and/or fees. Under certain conditions, PGIM Fixed Income may offset, rebate or otherwise reduce its fees or other compensation with respect to investments in affiliated funds; however, this offset, reduction or rebate, if available, will not necessarily eliminate conflicts, as PGIM Fixed Income could nevertheless be considered to have a financial incentive to favor investing client assets in affiliated funds (because, for example, the fee applicable to the affiliated fund is higher than the amount of any fee waiver, investing in such funds would increase assets under management of such funds or could be viewed as being undertaken solely for the purposes of supporting the commercial growth of PGIM Fixed Income or its affiliates’ funds, products or lines of business). Further, if PGIM Fixed Income’s affiliates provide initial funding to or otherwise invest in affiliated funds, PGIM Fixed Income is incentivized to invest client assets in such funds in order to facilitate the redemption of all or part of its affiliates’ interest in such affiliated fund. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.

●

Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity or person which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

●

Conflicts Related to Co- investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

●

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

●

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

●

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

●

Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

●

PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:

●

Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

●

To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

●

Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

●

PGIM Fixed Incomes has an internal arrangement outlining the respective areas of investment focus of its business and the business of an asset management affiliate. This arrangement aims to streamline sourcing and provide clarity by specifying the types of investments that each affiliate may pursue in areas of potential overlap (for instance, certain segments of the private credit market). As a result of this arrangement, there will be certain potentially beneficial investment opportunities that PGIM Fixed Income will decline to pursue for its clients.

●	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

●

At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

●

In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material non-public information (“MNPI”), various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies or other securities issuers for which it possesses MNPI, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.

●

PGIM Fixed Income faces conflicts of interest in determining whether to accept MNPI. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive MNPI about certain borrowers/issuers for its clients that invest in bank loans, securities, or private debt instruments, which has restricted its ability to trade in other securities of the borrowers/issuers for its clients that invest in corporate bonds or other public securities.

●

PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded. In some cases, these restrictions or sales could have an adverse impact on client account performance.

●

Legal and regulatory constraints may limit certain client accounts from participating in specific investment transactions with others. Consequently, PGIM Fixed Income might allocate these opportunities in a manner that excludes some accounts, even if they could benefit. While this could impact the performance of affected accounts and create a conflict of interest, PGIM Fixed Income is committed to its allocation policy which is to seek to distribute investment opportunities fairly and equitably over time.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
●	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
●	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
●	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or sub-advises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to provide higer investments at higher valuations. PGIM Fixed Income has valuation policies and procedures that it believes mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not PGIM Fixed Income’s internal valuations.

Conflicts Related to Securities Lending and Reverse Repurchase Fees. In certain cases, when PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. In cases where PGIM Fixed Income is compensated in this manner, it could be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services for the same client, PGIM Fixed Income may be incented to select the option that generates higher proceeds for itself.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan (and any future carried interest grants) and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, one or both of PGIM Fixed Income’s co-chief investment officers review performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

None.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 –	Recovery of Erroneously Awarded Compensation – Not applicable

Item 19 –	Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002– Attached hereto as Exhibit EX-99.CERT.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Credit Income Fund

By:	/s/Andrew R. French
Andrew R. French
Secretary

Date:	February 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 27, 2026

By:	/s/Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	February 27, 2026